                           SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[X]  Definitive Proxy Statement

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              The Benchmark Funds
                                4900 Sears Tower
                            Chicago, Illinois  60606

--------------------------------------------------------------------------------
               (Name of Registrant as specified in its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11


     (1) Title of each class of securities to which transaction applies: N/A

     (2) Aggregate number of securities to which transaction applies: N/A

     (3) Per Unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 011:* N/A

     (4) Proposed maximum aggregate value of transaction: N/A

     (5) Total fee paid: N/A


[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid: N/A

     (2) Form, schedule or Registration Statement No.: N/A

     (3) Filing Party: N/A

     (4) Date Filed: N/A

                              THE BENCHMARK FUNDS

                                                             July 14, 1997

Dear Unitholder:

  You are cordially invited to attend a Special Meeting of Unitholders of The Benchmark Funds (the "Trust"), to be held on Tuesday, September 2, 1997 at 9:30 a.m., Chicago time, at the offices of Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606.

  At this important meeting, you will be asked to consider and take action on the election of Trustees (Proposal 1) and the ratification of the selection of independent public auditors, Ernst & Young LLP (Proposal 2). In addition, as described more fully below, you will be asked to approve a change in the or-ganization of the Trust and certain amendments relating to the investment pol-icies of the Trust's investment portfolios (the "Portfolios") (Proposals 3, 4 and 5). In addition, Unitholders of the International Growth Portfolio will be asked to approve a new investment advisory agreement with The Northern Trust Company and RCB Trust Company, a subsidiary of Northern Trust Global Advisors, Inc. (Proposal 6). We believe that these Proposals are important and will al-low us to improve the Portfolios' operations.

  In particular, Proposal 3 recommends the tax-free conversion of the Portfo-lios into series of a newly-formed Delaware business trust. As discussed in the accompanying Proxy Statement, this conversion will not result in any change to the assets, fees or investment policies of the Portfolios; however, the Trustees believe that organizing the Portfolios as series of a Delaware business trust offers certain advantages. These advantages include a clear limitation on Unitholder liability and potential cost savings. The dollar value and number of Units of your investment in a Portfolio will not be af-fected by the conversion.

  Proposal 4 recommends that you approve a new fundamental investment policy (and a related amendment to the Trust's Declaration of Trust) that will pro-vide the Portfolios greater flexibility to invest in the securities of other investment companies. The Trustees believe that this increased flexibility of-fers the potential for greater efficiencies and will eliminate the need and expense of further Unitholder action in the future.

  Proposal 5 recommends an amendment to the fundamental investment restriction on issuer diversification for each Portfolio (except the International Bond Portfolio, which is non-diversified). The purpose of this change is to make the restriction identical to the "diversification" definition in the Invest-ment Company Act of 1940.

  Proposal 6 recommends that the Unitholders of the International Growth Port-folio approve a new investment advisory agreement with The Northern Trust Com-pany and RCB Trust Company which will allow that Portfolio to implement a "manager of managers" structure and enter into sub-advisory agreements in the future without further Unitholder approval. Under this Proposal, all fees pay-able to the sub-advisers would be paid by the Portfolio's advisers, and the current investment advisory fee rate payable by the Portfolio would not change.

  You should carefully read the Proxy Statement that discusses each Proposal in detail. The formal Notice of Special Meeting of Unitholders and the Proxy Statement setting forth in detail the matters to come before the meeting are attached hereto, and a form of Proxy is enclosed for your use.

  The Trustees have unanimously recommended that Unitholders approve each Pro-posal to be acted upon at the Meeting.

  The continuing interest of Unitholders in the affairs of the Portfolios is gratefully acknowledged. Whether or not you expect to attend the meeting, it is important that your Units be represented. Therefore, I urge you to vote FOR the nominees for election as Trustees and each of the other proposals con-tained in the Proxy Statement.

                              Sincerely,

                              LOGO

                              Nancy L. Mucker

                              Vice President

ATTENTION INVESTMENT MANAGERS: IF YOU HAVE THE AUTHORITY TO VOTE UNITS OF THE PORTFOLIO(S) TO WHICH THIS PROXY RELATES, PLEASE VOTE. IF YOU DO NOT HAVE THIS AUTHORITY, PLEASE FORWARD THIS MATERIAL TO YOUR CLIENT AT YOUR EARLIEST CONVE-NIENCE. THE BENCHMARK FUNDS OFFER INSTITUTIONAL INVESTORS ACCESS TO THE NORTH-ERN TRUST COMPANY'S INVESTMENT ADVISORY SERVICES. THE NORTHERN TRUST COMPANY ALSO SERVES AS CUSTODIAN AND TRANSFER AGENT TO THE BENCHMARK FUNDS.

                              THE BENCHMARK FUNDS

                     U.S. GOVERNMENT SECURITIES PORTFOLIO
                       SHORT-INTERMEDIATE BOND PORTFOLIO
                         U.S. TREASURY INDEX PORTFOLIO
                                BOND PORTFOLIO
                         INTERNATIONAL BOND PORTFOLIO
                              BALANCED PORTFOLIO
                            EQUITY INDEX PORTFOLIO
                         DIVERSIFIED GROWTH PORTFOLIO
                           FOCUSED GROWTH PORTFOLIO
                         SMALL COMPANY INDEX PORTFOLIO
                     INTERNATIONAL EQUITY INDEX PORTFOLIO
                        INTERNATIONAL GROWTH PORTFOLIO
                          GOVERNMENT SELECT PORTFOLIO
                             GOVERNMENT PORTFOLIO
                         DIVERSIFIED ASSETS PORTFOLIO
                             TAX-EXEMPT PORTFOLIO

                   NOTICE OF SPECIAL MEETING OF UNITHOLDERS

                       TO BE HELD SEPTEMBER 2, 1997

  A Special Meeting of Unitholders (the "Meeting") of each investment portfo-lio referred to above (the "Portfolios") of The Benchmark Funds (the "Trust") will be held on September 2, 1997, at 9:30 a.m. (Chicago time) at the offices of Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606, for the following purposes:

  (1) With respect to the Trust, to elect eight Trustees;

  (2) With respect to the Trust, to ratify or reject the selection of Ernst & Young LLP as independent auditors of the Trust for the fiscal year ending November 30, 1997;

  (3) With respect to each Portfolio, to approve an Agreement and Plan of Reorganization pursuant to which each Portfolio will be reorganized as a series of The Benchmark Funds, a Delaware business trust;

  (4) With respect to each Portfolio, (a) to approve a new fundamental investment policy regarding investments in other investment company securities, and (b) to approve a related amendment to the Trust's Declaration of Trust;

  (5) With respect to each Portfolio (except the International Bond Portfolio), to amend the Portfolio's fundamental investment restriction concerning issuer diversification;

  (6) WITH RESPECT TO THE INTERNATIONAL GROWTH PORTFOLIO ONLY, to approve a new investment advisory agreement with The Northern Trust Company and RCB Trust Company, a subsidiary of Northern Trust Global Advisors, Inc., which will allow the Portfolio to implement a "manager of managers" structure and enter into sub-advisory agreements in the future without further Unitholder approval; and

  (7) To transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

YOUR TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF THE PROPOSALS RE-LATING TO THE TRUST AND YOUR PORTFOLIO(S).

  Unitholders of record of each Portfolio at the close of business on July 8, 1997 will be entitled to vote at the Meeting or at any adjournment or adjourn-ments thereof. The proxy statement and proxy card are being mailed to Unitholders on or about July 14, 1997.

  It is important that you return your signed and dated Proxy Card promptly, regardless of the size of your holdings, so that a quorum may be assured.

                                  By Order of the Board of Trustees of The
                                    Benchmark Funds,
                                  LOGO
                                  Michael J. Richman,
                                  Secretary

July 14, 1997

  PLEASE COMPLETE, DATE AND SIGN THE PROXY CARD FOR THE UNITS HELD BY YOU AND RETURN THE PROXY CARD IN THE ENVELOPE PROVIDED SO THAT YOUR VOTE CAN BE RECORD-ED. NO POSTAGE IS REQUIRED IF THE ENVELOPE IS MAILED IN THE UNITED STATES. YOUR PROMPT RETURN OF YOUR PROXY OR PROXIES MAY SAVE THE TRUST THE NECESSITY AND EX-PENSE OF FURTHER SOLICITATIONS. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR UNITS IN PERSON.

                              THE BENCHMARK FUNDS

                     U.S. GOVERNMENT SECURITIES PORTFOLIO
                       SHORT-INTERMEDIATE BOND PORTFOLIO
                         U.S. TREASURY INDEX PORTFOLIO
                                BOND PORTFOLIO
                         INTERNATIONAL BOND PORTFOLIO
                              BALANCED PORTFOLIO
                            EQUITY INDEX PORTFOLIO
                         DIVERSIFIED GROWTH PORTFOLIO
                           FOCUSED GROWTH PORTFOLIO
                         SMALL COMPANY INDEX PORTFOLIO
                     INTERNATIONAL EQUITY INDEX PORTFOLIO
                        INTERNATIONAL GROWTH PORTFOLIO
                          GOVERNMENT SELECT PORTFOLIO
                             GOVERNMENT PORTFOLIO
                         DIVERSIFIED ASSETS PORTFOLIO
                             TAX-EXEMPT PORTFOLIO

                                PROXY STATEMENT

                                    GENERAL

  This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees (collectively, the "Trust-ees") of The Benchmark Funds (the "Trust") to be used at a Special Meeting of Unitholders of the investment portfolios of the Trust listed above (the "Port-folios") to be held at the offices of Goldman, Sachs & Co, 4900 Sears Tower, Chicago, Illinois 60606, on Tuesday, September 2, 1997, at 9:30 a.m. (Chicago time) for the purposes set forth in the accompanying Notice of Meeting. Such meeting and any adjournment thereof is referred to as the "Meeting."

  The Trustees have fixed the close of business on July 8, 1997 as the record date (the "Record Date") for determining the Unitholders of each Portfolio en-titled to notice of and to vote at the Meeting. Unitholders of record of each Portfolio on the Record Date are entitled to one vote per Unit at the Meeting or any adjournment of the Meeting relating to their Portfolio.

  Appendix A hereto sets forth the number of Units of beneficial interest of each Portfolio outstanding as of July 8, 1997. Appendix B hereto sets forth the persons who owned beneficially more than 5% of the Units of any Portfolio as of July 8, 1997.

  Proxies will be solicited by mail and may also be solicited in person or by telephone, fax or personal interview by officers of The Northern Trust

Company ("Northern Trust"), Goldman, Sachs & Co. ("Goldman Sachs") and by the Trustees. In addition, employees of Northern Trust, its affiliates, correspon-dent banks, brokers and similar record holders may solicit proxies by these means, and may forward proxy materials and printed direction forms to the cus-tomers on whose behalf they hold record ownership of Units of the Portfolios. Northern Trust may engage an independent proxy solicitation firm to assist it in soliciting proxies.

  This Proxy Statement and the form of Proxy are being first mailed to Unitholders on or about July 14, 1997.

  The following table summarizes the Proposals to be voted on at the Meeting and indicates those Unitholders who are being solicited with respect to each Proposal. In connection with each of the matters set forth in the attached No-tice of Meeting, all Units of a Portfolio (regardless of class) will vote to-gether, and each Portfolio will either vote together with the other Portfolios or separately as indicated.

                         SUMMARY OF VOTING ON PROPOSALS

                    PROPOSAL                          UNITHOLDERS SOLICITED
                    --------                          ---------------------
1.   Election of eight Trustees.                  The Trust with all Portfolios
                                                    voting as a single class.
2.   Ratification of the selection of Ernst &     The Trust with all Portfolios
     Young LLP as independent auditors for the      voting as a single class.
     fiscal year ending November 30, 1997.
3.   Approval of an Agreement and Plan of         Each Portfolio voting
     Reorganization pursuant to which each          separately.
     Portfolio will be reorganized as a series
     of The Benchmark Funds, a Delaware business
     trust.
4.   (a) Approval of a new fundamental            (a) Each Portfolio voting
     investment policy regarding investments in     separately as to the
     other investment company securities; and       investment policy; and (b)
     (b) approval of a related amendment to the     all Portfolios voting as a
     Trust's Declaration of Trust.                  single class, as to the
                                                    amendment to the
                                                    Declaration of Trust.
5.   Approval of amended fundamental investment   Each Portfolio (except the
     restriction concerning issuer                  International Bond
     diversification.                               Portfolio) voting
                                                    separately.
6.   Approval of a new investment advisory        The International Growth
     agreement with Northern Trust and RCB Trust    Portfolio only voting as a
     Company ("RCB Trust"), which will allow the    single class.
     International Growth Portfolio to implement
     a "manager of managers" structure and enter
     into sub-advisory agreements in the future
     without further Unitholder approval
     (International Growth Portfolio only).

  The Trust will furnish, without charge, copies of the Portfolios' November 30, 1996 Annual Unitholders Report and May 31, 1997 Semi-Annual Report (when available) to any Unitholder upon request addressed to Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606 or by telephone at 800-621-2550.

                                  PROPOSAL 1

                             ELECTION OF TRUSTEES
                               (ALL PORTFOLIOS)

  At the Meeting, Unitholders will be asked to consider the election of eight Trustees, which constitutes the entire Board of Trustees of the Trust. Each elected Trustee will hold office for an indefinite term until the earliest of
(1) the next meeting of Unitholders, if any, called for the purpose of consid-ering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (2) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or Unitholders, in accordance with the Trust's Agreement and Declara-tion of Trust; or (3) in accordance with the current resolutions of the Board of Trustees (which may be changed without Unitholder vote), on the last day of the fiscal year of the Trust in which he or she attains the age of 72 years (or, in the case of Mr. Gavin, until November 30, 1997). Normally, there will be no meetings of Unitholders for the purpose of electing Trustees except as required by the Investment Company Act of 1940 (the "1940 Act"). See "Addi-tional Information--Unitholder Proposals." The Trustees may, as permitted by the 1940 Act, appoint additional Trustees without Unitholder approval.

  All Units represented by valid Proxies will be voted in the election of Trustees for each Nominee named below, unless authority to vote for a particu-lar Nominee is withheld. Each Nominee has consented to being named in this Proxy Statement and to serve if elected. If a Nominee withdraws from the elec-tion or is otherwise unable to serve, the named proxies will vote for the election of such substitute Nominee as the Board of Trustees may recommend, unless the Board decides to reduce the number of Trustees serving on the Board.

  Messrs. Condon, English, Gavin, Kelsey, Springer and Strubel are incumbent Trustees who are standing for re-election. In addition, the Trustees of the Trust have nominated Mr. Cline and Ms. Guthman as additional Trustees to be voted on by the Unitholders.

INFORMATION CONCERNING NOMINEES

  The following table sets forth certain information about each Nominee, in-cluding each Nominee's principal occupation or employment during the past five years. All of the Nominees are deemed "non-interested persons" of the Trust as defined in the 1940 Act (the "Non-Interested Trustees").

   NAME, AGE AND
  POSITIONS WITH              PRINCIPAL OCCUPATION OR             FIRST BECAME
       TRUST             EMPLOYMENT DURING LAST FIVE YEARS           TRUSTEE
 ----------------- --------------------------------------------   -------------
 William H.        Vice Chairman of Ameritech (a telecommunica-   1984
  Springer, 68      tions holding company), from February 1987
  Chairman and      to retirement in August 1992; Vice Chair-
  Trustee           man, Chief Financial and Administrative Of-
                    ficer of Ameritech prior to 1987; Director,
                    Walgreen Co. (a retail drug store busi-
                    ness); Director of Baker, Fentress & Co. (a
                    closed-end, non-diversified management in-
                    vestment company) from April 1992 to pres-
                    ent; Trustee, Goldman Sachs Trust from 1989
                    to present.
 Richard Gordon    Chairman, Hawthorne Investors, Inc. (a man-    To be elected
  Cline, 62         agement advisory services and private in-      in 1997
  Proposed Trustee  vestment company) since January 1996;
                    Chairman and CEO of NICOR Inc. (a diversi-
                    fied public utility holding company) from
                    1986 to 1995, and President, 1992-1993; Di-
                    rector: Whitman Corporation (a diversified
                    holding company); Kmart Corporation (a re-
                    tailing company); Ryerson Tull, Inc. (a
                    metals distribution company); and Univer-
                    sity of Illinois Foundation.
 Edward J. Condon, Chairman of The Paradigm Group, Ltd. (a fi-    1994
  Jr., 57           nancial advisor) since July 1993; Vice
  Trustee           President and Treasurer of Sears, Roebuck
                    and Co. (a retail corporation) from Febru-
                    ary 1989 to July 1993; within the last five
                    years he has served as a Director of: Sears
                    Roebuck Acceptance Corp.; Discover Credit
                    Corp.; Sears Receivables Financing Group,
                    Inc.; Sears Credit Corp.; and Sears Over-
                    seas Finance N.V.; Member of the Board of
                    Managers of The Liberty Hampshire Company,
                    LLC; Vice Chairman and Director of
                    Energenics L.L.C.; Director of University
                    Eldercare, Inc.; Director of the Girl
                    Scouts of Chicago; and Trustee of Dominican
                    University.
 John W. English,  Private Investor; Vice President and Chief     1994
  64                Investment Officer of The Ford Foundation
  Trustee           (a charitable trust) from 1981 until 1993;
                    Trustee: The China Fund, Inc.; Retail Prop-
                    erty Trust; Sierra Trust; American Red
                    Cross in Greater New York; Mote Marine Lab-
                    oratory; and United

   NAME, AGE AND
  POSITIONS WITH              PRINCIPAL OCCUPATION OR             FIRST BECAME
       TRUST             EMPLOYMENT DURING LAST FIVE YEARS           TRUSTEE
 ----------------- --------------------------------------------   -------------
                     Board for Christian Higher Education in
                     Asia. Director: University of Iowa Founda-
                     tion; Blanton-Peale Institutes of Religion
                     and Health; Community Foundation of Sara-
                     sota County; Duke Management Company; and
                     John Ringling Centre Foundation.
 James J. Gavin,   Vice Chairman from January 1985 to August      1982
   Jr., 75           1987 and Senior Vice President-Finance and
   Trustee           Chief Financial Officer from 1975 to Janu-
                     ary 1985 of Borg-Warner Corporation (a di-
                     versified manufacturing company also en-
                     gaged in providing financial and protec-
                     tive services); Director: Service Corpora-
                     tion International (a funeral
                     service/cemetery company) since September
                     1986 and Huntco., Inc. (a major intermedi-
                     ate steel processor) since June 1993.
 Sandra Polk Guth- President and CEO of Polk Bros. Foundation     To be elected
   man, 53           (an Illinois not-for-profit corporation)       in 1997
   Proposed          from 1993 to present; Director of Business
   Trustee           Transformation from 1992-1993, and Mid-
                     western Director of Marketing from 1988-
                     1992, IBM Corporation; Director: MBIA In-
                     surance Corporation of Illinois (bank
                     holding company) since 1994 and Avondale
                     Financial Corporation (a stock savings and
                     loan holding company) since 1995.
 Frederick T.      Consultant to Goldman Sachs from December      1982
   Kelsey, 70        1985 through February 1988; Director of
   Trustee           Goldman Sachs Funds Group and Vice Presi-
                     dent of Goldman Sachs from May 1981 until
                     his retirement in November 1985; President
                     and Treasurer of the Trust and other in-
                     vestment companies affiliated with Goldman
                     Sachs through August 1985; President from
                     1983 to 1985, and Trustee from 1983 to
                     1994, The Centerland Funds and its succes-
                     sor, The Pilot Funds; Trustee, various
                     management investment companies affiliated
                     with Zurich Kemper Investments.
 Richard P.        Managing Director, Tandem Partners, Inc. (a    1982
   Strubel, 57       privately held management services firm)
   Trustee           since 1990; President and Chief Executive
                     Officer, Microdot, Inc. (a privately held
                     manufacturing firm) from 1984 to 1994;
                     Trustee, Goldman Sachs Trust from 1987 to
                     present; Director of Kaynar Technologies
                     Inc. (a leading manufacturer of aircraft
                     fasteners); Trustee of the University of
                     Chicago; Director of Children's Memorial
                     Medical Center.

  Mr. Cline has certain banking, custodial, investment management and financ-ing arrangements with Northern Trust.

  As of July 8, 1997, no Nominee owned beneficially, directly or indirectly, any Units of any Portfolio.

INFORMATION CONCERNING MEETINGS OF TRUSTEES AND COMMITTEES

  Five meetings of the Trustees were held during the fiscal year ended Novem-ber 30, 1996. No incumbent Trustee attended fewer than seventy-five percent of all meetings of the Board of Trustees and of any committee of which he was a member that were held during such year.

  The Trust has an Audit Committee comprised of Messrs. Strubel, Gavin and Kelsey. The Audit Committee of the Trust held two meetings during the fiscal year ended November 30, 1996. The functions performed by the Audit Committee are to (i) meet with the Trust's independent auditors to review and approve the scope and results of their professional services; (ii) review the proce-dures for evaluating the adequacy of the Trust's accounting controls; (iii) consider the range of audit fees; (iv) make recommendations to the Board of Trustees regarding the engagement of the Trust's independent auditors; and (v) consider such other matters pertaining to the Trust's books of account and fi-nancial records as the Committee may determine.

  The Board does not have a standing nominating committee. However, the Non-Interested Trustees of the Trust are responsible for the selection and nomina-tion of candidates to serve as Non-Interested Trustees. The Board of Trustees, including the Non-Interested Trustees, are prepared to review nominations from Unitholders to fill any future vacancies of the Board in written communica-tions delivered to the Trust at its address on page 40.

REMUNERATION OF TRUSTEES

  The Chairman of the Board earns a quarterly retainer of $9,375 and each other Trustee earns a quarterly retainer of $6,250. Each Trustee, including the Chairman of the Board, earns an additional fee of $1,500 for each meeting attended, plus reimbursement of expenses incurred as a Trustee. In addition, each member of the Audit Committee earns a fee of $1,500 for each meeting at-tended and the Audit Committee Chairman earns a quarterly retainer of $1,250.

  The following table sets forth certain information about the compensation of each Trustee for the fiscal year ended November 30, 1996.

                                   AGGREGATE       PENSION OR        AGGREGATE
                                  COMPENSATION RETIREMENT BENEFITS COMPENSATION
                                    FROM THE   ACCRUED AS PART OF  FROM THE FUND
NAME OF TRUSTEE*                   PORTFOLIOS  PORTFOLIO EXPENSES   COMPLEX***
----------------                  ------------ ------------------- -------------
William H. Springer..............   $45,000          $    0           $45,000
Edward J. Condon, Jr.............   $32,500          $    0           $32,500
John W. English..................   $31,000          $    0           $31,000
James J. Gavin...................   $35,500          $    0           $35,500
Frederick T. Kelsey..............   $35,500          $5,325**         $40,825
Richard P. Strubel...............   $40,500          $    0           $40,500

---------
   *This Table does not include $2,083 paid during the fiscal year ended No-
    vember 30, 1996 to a retired Trustee.
  **Interest from deferred compensation. The Trust's deferred compensation plan was terminated as of April 30, 1997.
 ***The Fund Complex includes only the Trust.

OFFICERS

  The following table sets forth information with respect to the officers of the Trust. Each officer is elected by the Trustees. Each of the Treasurer, the Vice Presidents and Secretary serves until the next annual meeting of the Trustees and until his or her successor is chosen and qualified or until his or her death, resignation, removal or disqualification. Each of the other of-ficers holds office at the pleasure of the Trustees.

                                                                         FIRST
  NAME, POSITION                                                        BECAME
      AND AGE        PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS     OFFICER
 ----------------- --------------------------------------------------   -------
 Nancy L. Mucker   Vice President, Goldman Sachs (since April 1985);     1990
  (47)              Manager, Shareholder Servicing of GSAM (since No-
  Vice President    vember 1989).
 John W. Mosior    Vice President, Goldman Sachs; Manager, Share-        1990
  (58)              holder Servicing of GSAM (since November 1989).
  Vice President
 Scott M. Gilman   Director, Mutual Fund Administration of GSAM          1990
  (37)              (since April 1994); Assistant Treasurer of
  Treasurer         Goldman Sachs Funds Management, Inc. (since March
                    1993); Vice President, Goldman Sachs (since March
                    1990).
 John M. Perlowski Vice President, Goldman Sachs (since July 1995);      1997
  (32)              Director, Investors Bank and Trust Company (No-
  Assistant Trea-   vember 1993 to July 1995); Audit Manager of Ar-
  surer             thur Andersen, LLP (prior thereto).

                                                                           FIRST
  NAME, POSITION                                                          BECAME
      AND AGE        PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS       OFFICER
 ----------------- --------------------------------------------------     -------
 Michael J. Rich-  Associate General Counsel of GSAM (since February       1992
  man (36)          1994); Assistant General Counsel and Vice Presi-
  Secretary         dent of Goldman Sachs; Counsel to the Funds Group
                    of GSAM (since June 1992); Partner of Hale and
                    Dorr (September 1991 to June 1992).
 Howard B. Surloff Assistant General Counsel and Vice President of         1993
  (32)              Goldman Sachs (since November 1993 and May 1994,
  Assistant Secre-  respectively); Counsel to the Funds Group, GSAM
  tary              (since November 1993); Associate, Shereff, Fried-
                    man, Hoffman & Goodman, LLP prior thereto.
 Valerie Zondorak  Counsel and Vice President of Goldman Sachs (since      1997
  (31)              March 1997); Counsel to the Funds Group, GSAM
  Assistant Secre-  (since March 1997); Associate, Shereff, Friedman,
  tary              Hoffman & Goodman, LLP prior thereto.
 Steven Hartstein  Legal Products Analyst, Goldman Sachs (since June       1996
  (33)              1993); Funds Compliance Officer, Citibank Global
  Assistant Secre-  Asset Management (August 1991 to June 1993).
  tary
 Deborah Farrell   Legal Assistant, Goldman Sachs (since January 1994).    1996
  (26)              Formerly at Cleary, Gottlieb, Steen and Hamilton.
  Assistant Secre-
  tary

  Each officer holds comparable positions with certain other investment compa-nies for which Goldman, Sachs & Co. ("Goldman Sachs") or an affiliate acts as the investment adviser or distributor. As a result of the responsibilities as-sumed by Goldman Sachs and the Trust's investment adviser, custodian and transfer agent, the Trust itself requires no employees. The Trust's officers do not receive any compensation from the Trust for serving as such.

  As of July 8, 1997, no officer beneficially owned, directly or indirectly, any Units of any Portfolio.

  THE TRUSTEES RECOMMEND THAT THE UNITHOLDERS VOTE "FOR" EACH NOMINEE LISTED ABOVE.

REQUIRED VOTE

  Because your Portfolio is a series of the Trust, your vote will be counted together with the votes of Unitholders of the other series of the Trust, vot-ing as a single class in the election of Trustees. Election of each Nominee of the Trust requires a plurality of the Units of the entire Trust voted at the Meeting. The eight Nominees who receive the highest number of votes cast at the Meeting will be elected as Trustees. Cumulative voting is not permitted.

                                  PROPOSAL 2

                         RATIFICATION OR REJECTION OF
                       SELECTION OF INDEPENDENT AUDITORS
                               (ALL PORTFOLIOS)

  As directed by the Trustees and required by the 1940 Act, the ratification or rejection of the selection of the independent auditors for the Trust's fis-cal year ending November 30, 1997 is to be voted upon at the Meeting. It is intended that the persons named in the accompanying Proxy will vote for Ernst & Young LLP, unless contrary instructions are given. If the selection of the Trust's independent auditors is not ratified by the Unitholders at the Meet-ing, the Board will reconsider such selection.

  The Trust's financial statements for the fiscal year ended November 30, 1996 were audited by Ernst & Young LLP. In connection with its audit, Ernst & Young LLP reviewed the Trust's annual reports to Unitholders and its filings with the Securities and Exchange Commission ("SEC"). In addition to audit services, Ernst & Young LLP reviews the Trust's federal and state tax returns, and pro-vides consultation and assistance on accounting, internal control and related matters.

  At a meeting held on January 22, 1997, the Audit Committee met with repre-sentatives of Ernst & Young LLP to review the services of the independent au-ditors. The Audit Committee, in turn, reported on these matters at the meeting of the Trustees held the same day. At the Board of Trustees' meeting held on January 22, 1997, the Trustees unanimously selected Ernst & Young LLP as the Trust's independent auditors for its fiscal year ending November 30, 1997. A representative of Ernst & Young LLP is expected to be available at the Meeting by telephone should any matter arise requiring consultation with the auditors, and the auditors have been given the opportunity to make a statement if they so desire.

  THE TRUSTEES UNANIMOUSLY RECOMMEND THAT UNITHOLDERS VOTE "FOR" THE RATIFICA-TION OF ERNST & YOUNG LLP AS THE TRUST'S INDEPENDENT AUDITORS.

REQUIRED VOTE

  Because your Portfolio is a series of the Trust, your vote will be counted together with the votes of Unitholders of the other series of the Trust, vot-ing as a single class on the ratification of independent auditors. Ratifica-tion of the independent auditors of the Trust requires the approval of a ma-jority of the Units of the Trust voted at the Meeting.

                                  PROPOSAL 3

                         APPROVAL OF AN AGREEMENT AND
                   PLAN OF REORGANIZATION PURSUANT TO WHICH
                   EACH PORTFOLIO WILL BE REORGANIZED INTO A
                      SERIES OF A DELAWARE BUSINESS TRUST
                               (ALL PORTFOLIOS)

GENERAL

  The Trustees have unanimously approved, subject to Unitholder approval, a proposal for the Trust (which is referred to in this Proposal 3 as the "Massa-chusetts Trust") on behalf of each Portfolio to effectuate the transactions set forth in an Agreement and Plan of Reorganization, Conversion and Termina-tion (the "Plan of Reorganization") with a newly established Delaware business trust also named "The Benchmark Funds" (the "Delaware Trust"). The Plan of Re-organization is attached to this Proxy Statement as Appendix C. The Plan of Reorganization provides for the conversion (the "Conversion") of each Portfo-lio from a separate series of the Massachusetts Trust into a corresponding separate series of the Delaware Trust. Each series of the Massachusetts Trust is referred to in this Proposal as a "current Portfolio." Consequently, if the Conversions are approved by Unitholders of each Portfolio of the Massachusetts Trust, all Portfolios currently in the Massachusetts Trust will become Portfo-lios of the Delaware Trust.

  The Trustees believe that a Delaware business trust as a form of organiza-tion offers certain advantages for mutual funds over a Massachusetts business trust. These advantages include granting the Trustees greater power to take certain actions without the approval of shareholders of the Delaware business trust (referred to herein as "Unitholders") and greater flexibility in methods of voting and organization. A Delaware business trust also offers the advan-tages of a clearer limitation upon the liability of Unitholders and Trustees. The Trustees also believe that the Declaration of Trust of the Delaware Trust (the "Delaware Trust Instrument") is clearer and more modern than the Massa-chusetts Trust's organizational documents. While these same improvements (other than the limitations on liability afforded under Delaware law) could be achieved by amending the Massachusetts Trust's Declaration of Trust (the "Mas-sachusetts Declaration of Trust"), the Trustees have concluded that, given the other advantages of a Delaware business trust, it is preferable to enter into the Plan of Reorganization than to amend the current organizational documents. For a summary comparison of the Massachusetts Declaration of Trust and the proposed Delaware Trust Instrument, see "Description of Certain Provisions of the Delaware Trust Instrument" and "Certain Comparative Information About Mas-sachusetts Business Trusts and Delaware Business Trusts" below.

  The Conversions will entail organizing the Delaware Trust, which will ini-tially have 17 series, all corresponding to the current Portfolios (sixteen of which are referred to in this proxy statement and one of which is a new Port-folio, the Intermediate Bond Portfolio). Each series of the Delaware Trust that corresponds to a current Portfolio is referred to in this Proposal as a "successor Portfolio." To effect the Conversion, each current Portfolio will transfer all of its assets and liabilities to the corresponding successor Portfolio. As consideration for the transfer of such assets and liabilities (together, "total assets"), each successor Portfolio will issue shares of ben-eficial interest ("referred to herein as successor Portfolio Units") to the current Portfolio whose total assets it has acquired and such current Portfo-lio will distribute such successor Portfolio Units pro rata to the current Portfolio Unitholders in exchange for their Units. Upon completion of the Con-version, each Unitholder of the Delaware Trust will be the owner of full and fractional successor Portfolio Units equal in number and aggregate net asset value and of the same class as its Units of the corresponding current Portfo-lio as of the date of the Conversion, and will have substantially the same re-demption, liquidation and dividend rights as those offered by the current Portfolios. Like the current Portfolio Units, the successor Portfolio Units will have no par value and will not have preemptive rights. Following the Con-version, each successor Portfolio will carry on the business of the corre-sponding current Portfolio. The successor Portfolio will have the same invest-ment adviser (other than as noted in Proposal 6 with respect to the Interna-tional Growth Portfolio), other service providers, fee and expense structure and investment objectives, policies and restrictions as the corresponding cur-rent Portfolio. Any change in the composition of the Board of Trustees and in-vestment restrictions approved at the Meeting with respect to a current Port-folio, or any change in the investment advisory agreement for the Interna-tional Growth Portfolio, will also apply to the corresponding successor Port-folio. There may be deemed a momentary technical inconsistency with certain of the policies and restrictions of a Portfolio (such as restrictions on invest-ments in any one issuer and investments in other investment companies) during the Conversion. Approval of the Plan of Reorganization will also constitute approval to terminate the current Portfolios and the Massachusetts Trust.

  The Conversions will be accomplished on a tax-free basis, and the dollar value and number of Units of each investor's investment will not change.

REASONS FOR THE PROPOSED CONVERSION

  The Massachusetts Trust is organized as a Massachusetts business trust. As discussed above, the Trustees unanimously recommend Conversion of each Portfolio into a corresponding separate series of the Delaware Trust. The Trustees believe that organizing the Portfolios as series of the Delaware Trust offers certain advantages over maintaining them as series of the Massachusetts Trust.

  One advantage of a Delaware business trust is a clearer limitation of liabil-ity of Unitholders and Trustees for the obligations of the trust. The Delaware Business Trust Act (the "Delaware Act") expressly limits the liability of Dela-ware business trust Unitholders for the debts or obligations of the business trust to the same extent as for stockholders of for-profit Delaware corpora-tions. Similarly, the Delaware Act provides that a series of a Delaware busi-ness trust will not be liable for the debts or obligations of any other series of the business trust. Under Massachusetts law, there are no comparable statu-tory provisions. Although the possibility of incurring these types of liability may be remote under Massachusetts law, the above provisions of the Delaware Act provide greater certainty and protection against Unitholder liability and the liability of one business trust series for the debts or obligations of another series. However, it is possible that, under certain circumstances, courts in some states may not enforce limited liability for Delaware business trust Unitholders. Similarly, Delaware law clearly protects a Trustee from liability for the obligations of the business trust, which may help the Delaware Trust attract and retain qualified Trustees in the future.

  Second, the Trustees believe that the Delaware business trust form of organi-zation will enable the successor Portfolios to adopt new methods of operation and employ new technologies that are expected to reduce costs of operation when, and if, implemented. For example, Delaware law authorizes electronic or telephonic communications between Unitholders and a Delaware business trust. The Trustees may take advantage of this provision in the future to improve Unitholder voting procedures and reduce associated costs.

  Third, the Conversions offer the potential for future cost savings, although no immediate cost savings are expected to result from the Conversions. These cost savings may result from the differences between the Massachusetts Trust and the Delaware Trust. For example, since the Trustees of a Delaware business trust can take more actions without Unitholder approval than is currently per-mitted under the Massachusetts Declaration of Trust, the Delaware Trust may be required to hold fewer Unitholder meetings, potentially further reducing costs. Although neither a Delaware business trust nor a Massachusetts business trust is required to hold annual Unitholder meetings, Delaware law affords to the Trustees greater latitude to adapt the Delaware Trust to future contingencies without the necessity of holding a special Unitholder meeting. Under the Dela-ware Trust Instrument, the Trust-ees have the power to amend the Delaware Trust Instrument; to dissolve the business trust; to incorporate the Delaware Trust; to merge or consolidate with another entity; to sell, lease, exchange, transfer, pledge or otherwise dispose of all or any part of the Delaware Trust's assets; to cause any series to be-come a separate trust; and to change the Delaware Trust's domicile--all without Unitholder vote.

  Any exercise of authority by the Trustees will be subject to applicable state and federal law. The flexibility of a Delaware business trust as a form of or-ganization should help to assure that the Delaware Trust always operates under the most advantageous structure and is able to take advantage of opportunities to reduce the expense and frequency of future Unitholder meetings.

  Finally, Delaware law explicitly provides that separate boards of trustees may be authorized for each series of a Delaware business trust. Whether sepa-rate boards of trustees can be authorized for series of a Massachusetts busi-ness trust is unclear under Massachusetts law. The establishment of any board of trustees of a registered investment company must comply with applicable se-curities laws, including the provision of the 1940 Act regarding the election of trustees by Unitholders.

BOARD OF TRUSTEES' EVALUATION AND RECOMMENDATION

  The Trustees discussed the proposed Conversions preliminarily at a meeting held on April 22, 1997 and in more detail at their July 8, 1997 quarterly Board meeting. At the meeting held on July 8, 1997, after considering the matters discussed above, the Trustees unanimously approved the adoption of the Plan of Reorganization and determined that the Conversions: (i) are in the best inter-est of the Portfolios and (ii) will not result in dilution of the interests of the Unitholders of any Portfolio. In addition, the Trustees unanimously voted to recommend to the Unitholders of each Portfolio that they approve the Plan of Reorganization and the transactions contemplated thereunder. In taking such ac-tion and making such recommendation, the Trustees took into consideration the fact that the Conversions may provide operational efficiencies and additional managerial flexibility to the Trustees. The Trustees believe that the Conver-sions will be beneficial to present Unitholders of the Portfolios as well as to potential investors.

  THE TRUSTEES UNANIMOUSLY RECOMMEND THAT UNITHOLDERS OF EACH PORTFOLIO APPROVE THE PLAN OF REORGANIZATION PROVIDING FOR THE CONVERSION OF EACH PORTFOLIO FROM A SERIES OF THE MASSACHUSETTS BUSINESS TRUST TO A SERIES OF THE DELAWARE BUSI-NESS TRUST.

VOTE REQUIRED TO APPROVE PLAN OF REORGANIZATION

  Approval of the Plan of Reorganization as to each Portfolio requires the af-firmative vote of a majority of the Units of that Portfolio outstanding and entitled to vote. For this purpose, a majority of the outstanding Units of a Portfolio means the vote of the lesser of (a) 67% or more of the Units of the Portfolio present at the Meeting, if the holders of more than 50% of the Units of the Portfolio are present or represented by proxy, or (b) more than 50% of the outstanding Units of the Portfolio (a "1940 Act Majority"). Units of all classes of a Portfolio will be voted together as one class. The Plan of Reorganization provides that in the event the Plan is approved with respect to some but not all of the Portfolios, the Board of Trustees of the Trust may, in the exercise of its sole discretion, determine to either abandon the Plan of Reorganization with respect to all of the Portfolios or direct that the trans-actions thereunder be consummated to the extent it deems advisable and to the degree the transactions may be lawfully effected. If the Plan is approved with respect to some but not all Portfolios, it is the current intention of the Trust to abandon the Plan of Reorganization with respect to all Portfolios.

  A vote FOR the Conversion will authorize each current Portfolio, as the sole Unitholder of its corresponding successor Portfolio (i) to elect as Trustees of the Delaware Trust (if Proposal 1 is approved), Messrs. Springer, Cline, Condon, English, Gavin, Kelsey, Strubel and Ms. Guthman (see Proposal 1); (ii) to ratify the selection of Ernst & Young LLP as the Delaware Trust's indepen-dent auditors (see Proposal 2); (iii) to approve an investment advisory agree-ment for each successor Portfolio that is substantially the same as each cur-rent Portfolio's investment advisory agreement; (iv) to approve fundamental investment restrictions for the successor Portfolios, which if Proposals 4 and 5 are approved, will be the same as the current investment restrictions in ef-fect for the Portfolios, as amended by such Proposals; and (v) with respect to the International Growth Portfolio only, to approve a new investment advisory agreement with Northern Trust and RCB Trust which will allow that Portfolio to implement a "manager of managers" structure (see Proposal 6). If the Conver-sions are approved but Proposals 4 and/or 5 are not approved by a Portfolio's Unitholders, the Portfolio as sole Unitholder of the successor Portfolio, will vote to approve only the existing fundamental restrictions, as the case may be. In addition, with respect to the International Growth Portfolio, if the Conversion is approved but Proposal 6 is not approved, the Portfolio as sole Unitholder of the successor International Growth Portfolio will vote to ap-prove only the existing investment advisory agreement.

SUMMARY OF THE PLAN OF REORGANIZATION

  The following discussion summarizes certain terms of the Plan of Reorganiza-tion. This summary of the Plan of Reorganization is qualified in its entirety by the provisions of the Plan of Reorganization, which is attached to this Proxy Statement as Appendix C.

  On the closing date of its Conversion (the "Closing Date"), each current Portfolio will transfer all of its assets to its corresponding successor Port-folio in exchange for the assumption by the successor Portfolio of all the lia-bilities of that current Portfolio and the issuance to that current Portfolio of Units of beneficial interest of that successor Portfolio ("successor Portfo-lio Units") equal to the value (as determined by using the procedures in the current prospectuses) on the date of the exchange of that current Portfolio's net assets. Immediately thereafter, each current Portfolio will liquidate and distribute successor Portfolio Units to each current Portfolio Unitholder's ac-count pro rata in proportion to such current Portfolio Unitholder's beneficial interest in the current Portfolio ("current Portfolio Units") in exchange for such current Portfolio Units. In these exchanges, a successor Portfolio will issue the appropriate number of successor Portfolio Units of each class of Units that currently is outstanding, so that the current Portfolio will dis-tribute, and holders of a particular class of current Portfolio Units will re-ceive, the same number of successor Portfolio Units of the same class. As soon as practicable after this distribution of successor Portfolio Units, each cur-rent Portfolio will be wound up and terminated. Certificates evidencing full or fractional successor Portfolio Units will not be issued. Upon completion of the Conversion, each current Portfolio Unitholder will be the owner of full and fractional successor Portfolio Units equivalent in number, class and aggregate net asset value to the Unitholder's current Portfolio Units immediately before the Conversion.

  Assuming the Plan of Reorganization is approved, it is currently contemplated that the Conversions will become effective during the first quarter of 1998 or as soon thereafter as possible.

  If, at any time before the Closing Date of the Conversions, the Trustees de-termine that it would not be in the best interest of the Massachusetts Trust or the Unitholders to proceed with the Conversions, the Conversions will not go forward, notwithstanding the approval of the Conversions by the Unitholders at the Meeting. The Massachusetts Trust and the Delaware Trust may at any time waive compliance with any of the conditions contained in, or may amend, the Plan of Reorganization; provided that such waiver or amendment does not materi-ally adversely affect the interests of current Portfolio Unitholders.

EXPENSES OF THE CONVERSIONS

  Each Portfolio will bear its own expenses associated with the transactions contemplated by the Plan of Reorganization, except that Northern Trust and correspondent banks, brokers and other entities that have entered into Unitholder Servicing Agreements with the Trust will bear all mailing expenses in connection with the solicitation of proxies on behalf of the Portfolios. See "Additional Information--Manner and Cost of Proxy Solicitation" below. In the event that the Conversions are completed, such expenses will be assumed by each successor Portfolio. It is currently estimated that the aggregate ex-penses of the Conversions will be approximately $105,800, which will be allo-cated among the Portfolios.

TAX CONSEQUENCES OF THE CONVERSIONS

  It is a condition to the consummation of the Conversions that the Massachu-setts Trust and the Delaware Trust receive on or before the Closing Date an opinion from Drinker Biddle & Reath LLP, counsel to the Massachusetts Trust and the Delaware Trust, substantially to the effect that, among other things, for federal income tax purposes, each Conversion will constitute a reorganiza-tion under Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended, and that no gain or loss will be recognized for federal income tax purposes by each current Portfolio, each successor Portfolio, and the Unitholders of each current Portfolio upon (1) the transfer of a current Port-folio's assets to the corresponding successor Portfolio in exchange solely for such successor Portfolio's Units and the assumption by such successor Portfo-lio of that current Portfolio's liabilities or (2) the distribution in liqui-dation by the current Portfolio of such successor Portfolio Units to the cur-rent Portfolio Unitholders in exchange for their current Portfolio Units. The opinion will further provide, among other things, that in counsel's view (i) the tax basis of the successor Portfolio Units to be received by each current Portfolio Unitholder will be the same as that of his or her current Portfolio Units surrendered in exchange therefor and (ii) each current Portfolio Unitholder's tax holding period for his or her successor Portfolio Units will include such Unitholder's tax holding period for the current Portfolio Units surrendered in exchange therefor, provided that such current Portfolio Units were held as capital assets on the date of the exchange.

CONTINUATION OF UNITHOLDER ACCOUNTS AND PLANS

  The Delaware Trust's transfer agent will establish accounts for all current Portfolio Unitholders containing the appropriate number and class of successor Portfolio Units to be received by that Unitholder under the Plan of Reorgani-zation. Such accounts will be identical in all material respects to the accounts currently maintained by the Portfolios for each Unitholder. No action by a Unitholder will be necessary in order to continue any automatic investment plans currently maintained by a current Portfolio Unitholder.

INVESTMENT ADVISER, TRANSFER AGENT AND CUSTODIAN

  The Northern Trust Company, 50 S. LaSalle Street, Chicago, Illinois 60675, currently serves as investment adviser, transfer agent and custodian for all Portfolios of the Massachusetts Trust and will serve in the same capacity for all Portfolios of the Delaware Trust (except the International Growth Portfo-lio, for which Northern Trust and RCB Trust will serve as co-advisers provided that Proposal 6 is approved by that Portfolio's Unitholders and implemented). The Delaware Trust will adopt investment advisory, transfer agency and custody agreements with respect to each successor Portfolio that will be identical, in all material respects, to the agreements in effect for the Portfolios immedi-ately before the Conversions (subject to the possible implementation of the new investment advisory agreement for the International Growth Portfolio).

INDEPENDENT PUBLIC AUDITORS

  Ernst & Young LLP, Sears Tower, 233 S. Wacker Drive, Chicago, Illinois 60606-6301, are presently the independent public auditors for the Massachusetts Trust, and will continue to be the independent public auditors for the Portfo-lios, subject to required ratification (see also Proposal 2).

DISTRIBUTION AND ADMINISTRATION AGREEMENTS

  The Delaware Trust will adopt distribution and administration agreements with respect to the Units of each successor Portfolio. The terms of the distribution and administration agreements will be identical, in all material respects, to the Portfolios' existing agreements with Goldman, Sachs & Co.

UNITHOLDER SERVICING PLAN

  The Delaware Trust will adopt a Unitholder servicing plan with respect to Class B, C and D Units, if any, of each successor Portfolio. The terms of the plan, including the fees payable thereunder, will be identical, in all material respects to the Portfolios' existing plan. Pursuant to the new plan, the Dela-ware Trust on behalf of each successor Portfolio will assume the corresponding current Portfolio's obligations under agreements with banks, corporations, bro-kers, dealers and other financial institutions that act as "Servicing Agents."

DESCRIPTION OF CERTAIN PROVISIONS OF THE DELAWARE TRUST INSTRUMENT

  The following is a summary of certain provisions of the Delaware Trust In-strument.

  Series and Classes. As discussed above, the Delaware Trust Instrument permits the Delaware Trust to issue series of its shares of beneficial interest (re-ferred to herein as "Units") which represent interests in separate portfolios of investments, including the successor Portfolios. The Delaware Trust is also authorized to issue multiple classes of all series. The Massachusetts Declara-tion of Trust permits the issuance of separate series and, except for the Di-versified Assets, Government, Government Select and Tax-Exempt Portfolios, classes of Units representing interests in the same Portfolio. No series is en-titled to share in the assets of any other series or is liable for the expenses or liabilities of any other series. The successor Portfolios would initially have the same classes of Units as the current Portfolios, and these classes would have substantially the same attributes as the classes of the current Portfolios. The Trustees of the Delaware Trust are able to authorize the issu-ance of additional series or classes of Units without prior Unitholder approv-al.

  Limitations on Derivative Actions. In addition to the requirements of Dela-ware law, the Delaware Trust Instrument provides that a Unitholder of the Dela-ware Trust may bring a derivative action on behalf of the Delaware Trust only if the following conditions are met: (a) Unitholders eligible to bring such de-rivative action under Delaware law who hold at least 10% of the outstanding Units of the Delaware Trust, or 10% of the outstanding Units of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such Unitholder request and to investigate the basis of such claim. The Delaware Trust Instrument also provides that no person, other than the Trustees, who is not a Unitholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceed-ing on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the Unitholders making such request to reimburse the Delaware Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action. No similar provi-sions are applicable to the Massachusetts Trust.

  Unitholder Meetings and Voting Rights. The Delaware Trust is not required to hold annual meetings of Unitholders and does not intend to hold such meetings. In the event that a meeting of Unitholders is held, each Unit of the Delaware Trust will be entitled, as determined by the Trustees without the vote or consent of Unitholders, either to one vote for each Unit or to one vote for each dollar of net asset value represented by such Units on all mat-ters presented to Unitholders, including the election of Trustees (this method of voting being referred to as "dollar-based voting"). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Delaware Trust will vote separately from each other. Unitholders of the Delaware Trust do not have cumulative voting rights in the election of Trustees. Meetings of Unitholders of the Delaware Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the Units entitled to vote at such meet-ing. The Unitholders of the Delaware Trust will have voting rights only with respect to the limited number of matters specified in the Delaware Trust In-strument and such other matters as the Trustees may determine or may be re-quired by law.

  The voting provisions of the Delaware Trust Instrument differ from those of the Massachusetts Declaration of Trust in several important respects. The Mas-sachusetts Trust is not authorized to use dollar-based voting. Instead, each Unitholder has one vote for each Unit held, regardless of its net asset value per Unit. This can have the effect of providing series with a lower net asset value per Unit, such as money market funds, with a voting interest that is dis-proportionate to their economic interest. Also, a greater number of matters re-quire approval by Unitholders of the Trust. The Massachusetts Declaration of Trust, in addition to the matters requiring approval of Unitholders of the Del-aware Trust, requires approval of the reorganization or termination of the Mas-sachusetts Trust or any of its series, with respect to certain legal proceed-ings and with respect to certain amendments to the Massachusetts Declaration of Trust (with limited exceptions).

  Indemnification. The Delaware Trust Instrument provides for indemnification of Trustees, officers and agents of the Delaware Trust unless the recipient is liable by reason of willful misfeasance, bad faith, gross negligence or reck-less disregard of the duties involved in the conduct of such person's office.

  The Delaware Trust Instrument provides that, if any Unitholder or former Unitholder of any series is held personally liable solely by reason of being or having been a Unitholder and not because of the Unitholder's acts or omissions or for some other reason, the Unitholder or former Unitholder (or heirs, execu-tors, administrators, legal representatives or general successors) will be en-titled, out of the assets belonging to the applicable series, to be held harm-less from and indemnified against all loss and expense arising from such lia-bility. The Delaware Trust, acting on behalf of any affected series, must, upon request by such Unitholder, assume the defense of any claim made against such Unitholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

  Termination. The Delaware Trust Instrument permits the termination of the Delaware Trust or of any series or class of the Delaware Trust (i) by a major-ity of the affected Unitholders at a meeting of Unitholders of the Delaware Trust, series or class; or (ii) by a majority of the Trustees without Unitholder approval if the Trustees determine that such action is in the best interest of the Delaware Trust or its Unitholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Delaware Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Delaware Trust, or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a signifi-cant adverse impact on their business or operations. The Massachusetts Declaration of Trust permits the Trustees to terminate the Massachusetts Trust only with Unitholder approval.

  Merger, Consolidation, Sale of Assets, Etc. The Delaware Trust Instrument au-thorizes the Trustees, without Unitholder approval (except as stated in the next paragraph), to cause the Delaware Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Delaware Trust, or any series thereof. In addition, the Trustees, without Unitholder approval, may adopt a master-feeder structure by investing substan-tially all of the assets of a series of the Delaware Trust in the securities of another open-end investment company or pooled portfolio (see Proposal 4). The reorganization of the Massachusetts Trust would require Unitholder approval.

  The Delaware Trust Instrument also authorizes the Trustees, in connection with the merger, consolidation, termination or other reorganization of the Trust or any series or class, to classify the Unitholders of any class into one or more separate groups and to provide for the different treatment of Units held by the different groups, provided that such merger, consolidation, termi-nation or other reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of Unitholders that are so classified.

  Amendments. The Delaware Trust Instrument permits the Trustees to amend the Delaware Trust Instrument without a Unitholder vote. However, Unitholders of the Delaware Trust have the right to vote on any amendment (i) that would ad-versely affect the voting rights of Unitholders; (ii) that is required by law to be approved by Unitholders; (iii) that would amend the voting provisions of the Delaware Trust Instrument; or (iv) that the Trustees determine to submit to Unitholders. Amendments to the Massachusetts Declaration of Trust, with certain limited exceptions, require approval of Unitholders.

  Series of Trustees. The Trustees may appoint separate Trustees with respect to one or more series or classes of the Delaware Trust's Units (the "Series Trustees"). To the extent provided by the Trustees in the appointment of Series Trustees, Series Trustees (a) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Delaware Trust; (b) may have, to the exclusion of any other Trustee of the Delaware Trust, all the powers and authorities of Trustees under the Delaware Trust Instrument with respect to such series or class; and/or (c) may have no power or authority with respect to any other series or class. The Massachusetts Declaration of Trust does not per-mit the election of separate Trustees for a series or class. The Trustees are not currently considering the appointment of Series Trustees for the Delaware Trust.

CERTAIN COMPARATIVE INFORMATION ABOUT MASSACHUSETTS BUSINESS TRUSTS AND DELAWARE BUSINESS TRUSTS

 Unitholder Liability

  Generally, Delaware business trust Unitholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Act entitles a Unitholder of a Delaware business trust to the same limitation of liability as is available to Unitholders of private for-profit corporations. However, no similar statutory or other authority limiting business trust Unitholder liability exists in many other states. As a result, to the extent that a Delaware business trust or a Unitholder is subject to the jurisdiction of courts in such other states, those courts may not apply Delaware law and may subject the Delaware Trust Unitholders to liability. To offset this risk, the Delaware Trust Instrument (i) contains an express disclaimer of Unitholder lia-bility for acts or obligations of the Delaware Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument en-tered into or executed by the Delaware Trust or its Trustees and (ii) provides for indemnification out of the property of the applicable series of the Dela-ware Trust of any Unitholder held personally liable for the obligations of the Delaware Trust solely by reason of being or having been a Unitholder and not because of the Unitholder's acts or omissions or for some other reason. Thus, the risk of a Delaware business trust Unitholder incurring financial loss be-yond his or her investment because of Unitholder liability is limited to cir-cumstances in which all of the following factors are present: (1) a court ref-uses to apply Delaware law; (2) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (3) the appli-cable series of the Delaware Trust is unable to meet its obligations. In light of Delaware law, the nature of the Delaware Trust's business and the nature of its assets, the risk of personal liability to a Delaware Trust Unitholder is extremely remote.

  Unlike Delaware, in Massachusetts there is no statute relating to business trusts that entitles Unitholders of a Massachusetts business trust to the same limitation of liability as is extended to Unitholders of a Massachusetts corpo-ration. Unitholders of a Massachusetts business trust may, therefore, under certain circumstances, be held personally liable under Massachusetts law for the obligations of the Massachusetts business trust. The Massachusetts Declara-tion of Trust, like the Delaware Trust Instrument, contains an express dis-claimer of Unitholder liability and requires that notice of such disclaimer be given in each agreement entered into or executed by the Massachusetts business trust or its Trustees. The Massachusetts Declaration of Trust also provides for indemnification out of the trust property. Thus, the Trustees believe the risk of Unitholder liability is also remote for Unitholders of the Massachusetts Trust.

 Liability of Trustees

  The Delaware Trust Instrument provides that the Trustees will not be liable to any person other than the Delaware Trust or a Unitholder and that a Trustee will not be liable for any act as a Trustee. However, nothing in the Delaware Trust Instrument protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Massachusetts Declaration of Trust provides that its Trust-ees will not be liable for errors of judgment or mistakes of fact or law, sub-ject to substantially the same provisions concerning bad faith, gross negli-gence and reckless disregard as those described above.

                                   PROPOSAL 4

 APPROVAL OF A NEW FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENTS IN OTHER INVESTMENT COMPANY SECURITIES; AND APPROVAL OF A RELATED AMENDMENT TO THE
                       MASSACHUSETTS DECLARATION OF TRUST
                                (ALL PORTFOLIOS)

GENERAL

  The Portfolios are currently authorized to invest in securities issued by other investment companies when consistent with their respective investment ob-jectives and policies. The proposed new fundamental policy will broaden this authority in two respects. First, the new policy will allow each Portfo-lio to invest all or substantially all of its assets in a single open-end in-vestment company or series thereof with substantially the same fundamental ob-jective, policies and restrictions as the Portfolio. Second, the new policy will otherwise permit each Portfolio to purchase the securities of other in-vestment companies to the full extent permitted under Section 12 (or any other provision) of the 1940 Act and any regulation or order of the SEC notwith-standing any of the Trust's other fundamental investment restrictions (includ-ing, without limitation, those restrictions relating to issuer diversifica-tion, industry concentration and control).

  Background. Several mutual funds have developed so-called master-feeder structures under which they invest all their assets in a single pooled invest-ment (a "Pooled Portfolio"), which is also usually a registered investment company. For example, funds offering different types of shareholder services might pool their investments. This structure allows several funds with differ-ent features, but substantially the same investment objective, restrictions and policies, to combine their investments instead of managing them separate-ly. If approved by Unitholders at the Meeting, the Proposal will allow the Portfolios to use this structure through the adoption of the proposed new fun-damental investment policy and the proposed related amendment to the Massachu-setts Declaration of Trust. The Delaware Trust Instrument would also permit the Portfolios to use this structure, but if the Proposal is not adopted the Portfolios would not utilize this master-feeder flexibility.

  In addition, under Section 12 of the 1940 Act the Portfolios are currently allowed to make other investments in the securities of other investment compa-nies (not using the master-feeder structure) so long as not more than 3% of the total outstanding stock of any investment company is owned by the Portfo-lios and their affiliated persons (as defined in the 1940 Act) immediately af-ter a purchase is made. Investments by the Portfolios (except the Interna-tional Equity Index Portfolio) in other investment companies are, however, currently limited by certain fundamental investment restrictions, including restrictions that limit the amount of assets that a Portfolio may invest in any single investment company and in investment companies generally. If the Proposal is approved by Unitholders at the Meeting, each Portfolio will be au-thorized to make these investments to the full extent permitted by the 1940 Act and the SEC.

  Purpose of the Proposal. Northern Trust regularly reviews various options for structuring mutual funds. A primary purpose of investing in a Pooled Port-folio is to achieve operational efficiencies. The Portfolios currently take advantage of the ability to issue multiple classes of Units, which offer many of the same advantages as investing in a Pooled Portfolio. While neither the Board of Trustees nor Northern Trust has determined that any Portfolio should invest in a Pooled Portfolio, the Trustees believe that it could be in the best interests of the Portfolios to adopt such a structure to allow for investing by one or more of the Portfolios in a Pooled Portfolio at a future date.

  At present, some of the Portfolios' fundamental investment restrictions and policies may prevent a Portfolio from investing all of its assets in another investment company. Similarly, it is possible that the Massachusetts Declara-tion of Trust could be construed to require Unitholder approval of the sale of substantially all of the assets of a Portfolio to the Pooled Portfolio. To eliminate any doubt in these respects, and to avoid the costs associated with a subsequent Unitholder meeting, the Trustees recommend that Unitholders of each Portfolio vote to permit the assets of such Portfolio to be invested in a Pooled Portfolio, without an additional vote of Portfolio Unitholders, if the Trustees determine in the future that the adoption of a master-feeder structure is in the best interest of the Portfolio and its Unitholders. If Unitholders approve this Proposal, any fundamental and non-fundamental restrictions and policies of the Portfolios that currently prohibit investment in securities of a single investment company would be appropriately modified to permit investment in Pooled Portfolios. These policies include, for example, the re-strictions concerning a Portfolio acting as an underwriter and a Portfolio's investments in: the securities of any one issuer; securities of any issuer if more than 10% of such issuer's voting securities are held by a Portfolio; com-panies for purposes of control; and issuers in any one industry.

  A Portfolio's methods of operation and Unitholder services would not neces-sarily be materially affected by its investment in Pooled Portfolios, except that the assets of the Portfolio would be managed as part of a larger pool. If a Portfolio invested all of its assets in a Pooled Portfolio, it is currently anticipated that the Portfolio would hold only a single investment security and the Pooled Portfolio would directly invest in individual investment securities. The investment advisory and other services provided to a Portfolio by Northern Trust or its affiliates could continue to be provided by Northern Trust or its affiliates, but the investment advisory services would normally be provided to and paid for by the Pooled Portfolio rather than the Portfolio. The Trustees would retain the right to withdraw the Portfolio's investment from the respec-tive Pooled Portfolio at any time. The Portfolio would then resume investing directly in securities as it does currently.

  At present, the Trustees are not considering any proposal that any of the Portfolios adopt a master-feeder structure. The Trustees will authorize invest-ing a Portfolio's assets in a Pooled Portfolio only if they determine that pooling is in the best interests of a Portfolio and its Unitholders and if they determine that the investment will not have material adverse tax or other consequences to the Portfolio or its Unitholders. In determining whether a Portfolio should invest in a Pooled Portfolio, the Trustees will consider, among other things, the opportunity to reduce costs and to achieve operational efficiencies. The Trustees will not authorize investment in a Pooled Portfolio if doing so would increase costs to Unitholders, unless they perceive a corre-sponding increase in benefits to Unitholders. There is no assurance that cost reductions or increased efficiencies will be achieved.

  Northern Trust and its affiliates may benefit from the use of a Pooled Port-folio if overall assets are increased since Northern Trust's fees under its existing agreements are based, in part, on the amount of those assets. Also, Northern Trust's or its affiliates' expenses of providing investment and other services to a Portfolio may be reduced.

  As stated above, the Proposal will also allow the Portfolios to make other investments in the securities of other investment companies (not using the master-feeder structure) to the full extent permitted by the 1940 Act and the SEC. For example, although the 1940 Act permits each Portfolio to make such investments so long as not more than 3% of the total outstanding stock of any investment company is owned by the Portfolio and its affiliated persons, the fundamental investment restrictions of each Portfolio (except the Interna-tional Bond and International Equity Index Portfolios) provide that a Portfo-lio must limit its investments so that, with respect to 75% of its total as-sets, not more than 5% will be invested in the securities of any one issuer (with certain exceptions). The Board of Trustees believes that the removal of these restrictions with respect to investments in other investment company se-curities may be advantageous to the Portfolios. For example, the International Equity Index Portfolio, in order to achieve greater portfolio diversification at a low cost, currently invests more than 15% of its assets in World Equity Benchmark SharesSM ("WEBS"), which are issued by a registered investment com-pany that invests directly in foreign issuers. Although Northern Trust antici-pates that the investments of the other Portfolios in investment company secu-rities will not exceed 25% in the foreseeable future, the Proposal, if ap-proved, will give the Portfolios this latitude should Northern Trust deem the investments appropriate. As an investor in other investment companies, a Port-folio would indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies in addition to the fees and expenses paid directly by the Portfolio.

PROPOSED FUNDAMENTAL POLICY

  In order to provide the Portfolios greater authority to invest in the securi-ties of other investment companies as discussed above, the Trustees recommend that the Unitholders of each Portfolio adopt the following fundamental policy:

  Notwithstanding any of the Trust's other fundamental investment restric-tions (including, without limitation, those restrictions relating to is-suer diversification, industry concentration and control), each Portfolio may: (a) purchase securities of other investment companies to the full extent permitted under Section 12 or any other provision of the 1940 Act (or any successor provision thereto) or under any regulation or order of the Securities and Exchange Commission; and (b) invest all or substan-tially all of its assets in a single open-end investment company or se-ries thereof with substantially the same investment objective, policies and fundamental restrictions as the Portfolio.

PROPOSED AMENDMENT TO THE MASSACHUSETTS DECLARATION OF TRUST

  In order to permit each Portfolio of the Trust to invest in a Pooled Portfo-lio at a future date, the Trustees also recommend that the Unitholders adopt the following amendment to the Massachusetts Declaration of Trust:

  Notwithstanding anything else herein, the Trustees may, without Unitholder approval unless such approval is required by applicable law, invest all or a portion of the Trust Property of any Series, or dispose of all or a portion of the Trust Property of any Series, and invest the proceeds of such disposition in interests issued by one or more other in-vestment companies or pooled portfolios. Any such other investment com-pany or pooled portfolio may (but need not) be a trust (formed under the laws of any state or jurisdiction) (or subtrust thereof) which is classi-fied as a partnership for federal income tax purposes. Notwith-standing anything else herein, the Trustees may, without Unitholder approval un-less such approval is required by applicable law, cause a Series that is organized in the master-feeder fund structure to withdraw or redeem its Trust Property from the master fund and cause such series to invest its Trust Property directly in securities and other financial instruments or in another master fund.


BOARD OF TRUSTEES EVALUATION AND RECOMMENDATION

  At meetings held on April 22, 1997 and July 8, 1997, after considering the matters discussed above and other matters deemed to be relevant, the Trustees unanimously adopted and voted to recommend to the Unitholders that they adopt (a) the proposed new fundamental investment policy and (b) the amendment to the Massachusetts Declaration of Trust set forth above. In taking such action and making such recommendations, the Trustees took into considera-tion that the proposed modifications may provide operational and investment ef-ficiencies and facilitate the introduction of new investment portfolios of the Trust and, thereby, increase the investment options available to Unitholders.

  Except as described in this Proxy Statement, approval of this Proposal 4 will not change any of the investment programs and services or operations that are described in the Portfolios' current Prospectuses and this Proxy Statement.

  THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE UNITHOLDERS OF EACH PORTFOLIO ADOPT A NEW FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENTS IN OTHER IN-VESTMENT COMPANY SECURITIES AND APPROVE A RELATED AMENDMENT TO THE DECLARATION OF TRUST.

REQUIRED VOTE

  Approval of the new fundamental investment policy requires the vote of a 1940 Act Majority of the Units (described in Proposal 3) of each Portfolio voting separately. Approval of the amendment to the Massachusetts Declaration of Trust requires the vote of a majority of the Units of the Trust voting together as a single class. If either Proposal is not approved by one or more of the Portfo-lios, the Trustees will consider what further action, if any, will be taken.

                                   PROPOSAL 5

   AMENDMENT OF THE PORTFOLIOS' FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING
                             ISSUER DIVERSIFICATION
            (ALL PORTFOLIOS EXCEPT THE INTERNATIONAL BOND PORTFOLIO)

  To be diversified under the 1940 Act, a Portfolio must not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securi-ties of any one issuer or acquire more than 10% of the outstanding voting secu-rities of any one issuer. These restrictions apply only at the time of invest-ment. A Portfolio may invest up to 25% of its total assets without regard to these restrictions. In addition, these restrictions do not apply to holdings of or investments in cash, cash items, certain repurchase agree-ments, U.S. Government securities or securities of other investment companies. Currently, the fundamental investment restriction concerning issuer diversifi-cation for each Portfolio except the International Bond Portfolio (which is non-diversified) is narrower than the 1940 Act restrictions in not listing as exclusions cash, cash items or securities of other investment companies. In ad-dition, under its fundamental investment restriction, the Diversified Assets Portfolio may not invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. Government), except for repurchase agree-ments, certificates of deposit and bankers' acceptances. The Proposal simpli-fies the contents of the current restrictions. As proposed, the restriction would require diversification only to the extent required under the 1940 Act. Additional diversification requirements are imposed upon the Portfolios to be treated as money market funds and as regulated investment companies for federal tax purposes. These requirements are not required to be reflected in the pro-posed investment restriction and will not be affected by the Proposal. At the July 8, 1997 meeting, the Trustees approved, subject to Unitholder approval, that each Portfolio adopt the following investment restriction in lieu of its current fundamental policy:

  The Portfolio may not make any investment inconsistent with the Portfo-lio's classification as a diversified company under the 1940 Act. This restriction does not, however, apply to any Portfolio classified as a non-diversified company under the 1940 Act.

BOARD OF TRUSTEES' RECOMMENDATION

  The Trustees believe that the proposed amendment to the Portfolios' invest-ment restrictions will more clearly reflect current regulatory practice, will provide a more complete range of investment opportunities and will clarify and simplify the restrictions.

  THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE UNITHOLDERS OF EACH PORTFOLIO VOTE "FOR" THE ADOPTION OF THE PROPOSED AMENDED INVESTMENT RESTRICTION.

REQUIRED VOTE

  Approval of the proposed amendment to a Portfolio's fundamental investment restriction concerning issuer diversification requires the affirmative vote of a 1940 Act Majority of that Portfolio's outstanding Units (described in Pro-posal 3). If the proposed amendment is not approved with respect to a Portfo-lio, the current investment restriction will continue in effect unchanged for that Portfolio.

                                   PROPOSAL 6

                         APPROVAL OF REVISED INVESTMENT
                        ADVISORY AGREEMENT TO IMPLEMENT
                        "MANAGER OF MANAGERS" STRUCTURE
                     (INTERNATIONAL GROWTH PORTFOLIO ONLY)

BACKGROUND

  In 1995 Northern Trust Corporation acquired RCB International Inc., a regis-tered investment adviser which has since changed its name to Northern Trust Global Advisors, Inc. ("NTGA"). One of NTGA's subsidiaries, RCB Trust Company ("RCB Trust"), a Connecticut state-chartered trust company, specializes in evaluating and monitoring the qualifications and performance of international and other investment advisers. In connection with the acquisition of NTGA, Northern Trust has reconsidered the manner in which investment management serv-ices are being provided to the International Growth Portfolio of the Trust. Since the Portfolio's organization in 1994, Northern Trust has provided all in-vestment management services to the Portfolio. Northern Trust is now consider-ing the possibility that certain investment management services, including the selection of portfolio securities, might be provided for the International Growth Portfolio in the future by one or more sub-advisers.

  At a meeting of the Board of Trustees held on July 8, 1997 Northern Trust ex-plained that it had not yet developed a final recommendation regarding the use of RCB Trust's "manager of managers" structure for the International Growth Portfolio or the firm or firms that might be retained as sub-advisers for the International Growth Portfolio. Northern Trust believed, however, that such a recommendation might be finalized and presented to the Trustees before year-end. Therefore, in order to avoid the expense of another Unitholder meeting, Northern Trust recommended that the Unitholders of the International Growth Portfolio be asked at the Meeting, in accordance with requirements of the 1940 Act, to approve a new investment advisory agreement (the "New Agreement") ap-pointing Northern Trust and RCB Trust (together, the "Advisers") as the invest-ment advisers of the International Growth Portfolio and authorizing the Advis-ers to retain sub-advisers for the Portfolio. All fees payable to the sub-ad-visers under the New Agreement would be payable by the Advisers and not by the Portfolio, and the current investment advisory fee rate payable by the Portfo-lio would not change.

  In connection with the foregoing recommendation, Northern Trust noted that
Section 15(a) of the 1940 Act requires that all agreements pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement would apply to ap-pointment of sub-advisers to the International Growth Portfolio of the Trust. The SEC has, however, granted conditional exemptions from the shareholder ap-proval requirements to other investment companies. Therefore, Northern Trust has also recommended, and the Board of Trustees has approved, the filing of an application seeking such an exemption for the Trust. If the exemption is granted by the SEC and the New Agreement is approved at the Meeting by the Unitholders of the International Growth Portfolio, the Board of Trustees would be able, without further Unitholder approval, to appoint sub-advisers for the Portfolio in the future. The Board would not, however, be able to replace Northern Trust and RCB Trust as the Advisers to the International Growth Port-folio without complying with the 1940 Act and applicable regulations governing Unitholder approval of advisory agreements.

DESCRIPTION OF NEW AGREEMENT

  Currently, Northern Trust provides investment advisory services to the Inter-national Growth Portfolio pursuant to an Investment Advisory Agreement dated October 5, 1990 between Northern Trust and the Trust, as amended by Addendum No. 4 thereto dated March 25, 1994 (the "Current Agreement"). The New Agreement is identical in all material respects to the Current Agreement, except that the New Agreement appoints both Northern Trust and RCB Trust as the Advisers of the Portfolio and allows the Advisers to (1) delegate their duties to sub-advisers,
(2) implement a "manager of managers" structure and (3) enter into sub-advisory agreements in the future without further Unitholder approval. A copy of the New Agreement is attached to this Proxy Statement as Appendix D, and the following description of the New Agreement is qualified in its entirety by reference to that Exhibit.

  Under the New Agreement, the Advisers would agree to provide a continuous in-vestment program for the Portfolio, as well as the determination of investments to be purchased or sold for the Portfolio and the supervision of the Portfo-lio's assets. The Advisers would be authorized to perform their duties by tak-ing such actions themselves or by delegating some or all of their duties to one or more sub-advisers. Notwithstanding any such delegation, however, the Advis-ers, subject to review and approval by the Board of Trustees of the Trust, would (1) set the Portfolio's overall investment strategies, (2) monitor and evaluate the performance of the Portfolio's sub-advisers, (3) recommend to the Board of Trustees whether an agreement with a sub-adviser should be approved, renewed, modified or terminated, (4) allocate and re-allocate the Portfolio's assets among different sub-advisers as deemed appropriate, and (5) oversee a sub-adviser's compliance with the Portfolio's investment objective, policies and restrictions.

  The Advisers would bear all expenses incurred by them in connection with their activities under the New Agreement, including the payment of any fees, compensation or expenses to the International Growth Portfolio's sub-advisers but excluding the cost of securities purchased or sold by the Portfolio and re-lated brokerage commissions, transaction costs and taxes (if any). The Portfo-lio would continue to be responsible for all non-investment advisory expenses incurred in its operations (other than certain expenses borne by the Portfo-lio's administrator, distributor, transfer agent and custodian).

  As compensation for the services rendered to the International Growth Portfo-lio by the Advisers under the New Agreement, and the Advisers' assumption of related expenses, the Advisers would be entitled to a total fee, computed daily and payable monthly, at a maximum annual rate of 1% of the average net assets of the Portfolio (before any voluntary waivers or reimbursements). All fees payable to any sub-advisers would be payable by the Advisers.

  In executing transactions the Advisers and sub-advisers for the International Growth Portfolio would be required to seek to obtain the best overall terms available. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the brokerage and re-search services (as those terms are defined in section 28(e) of the Securities Exchange Act of 1934) provided to the Portfolio and/or other accounts over which an Adviser, sub-adviser or affiliate exercises investment discretion could be considered. Further, on occasions when the purchase or sale of a secu-rity is deemed to be in the best interests of the Portfolio as well as other fiduciary or agency accounts managed by the Advisers or the sub-advisers, the securities to be sold or purchased for the Portfolio could be aggregated with those to be sold or purchased for such other accounts in order to obtain best overall terms available. The allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, would be made in the man-ner considered to be most equitable and consistent with the fiduciary obliga-tions owed to the Portfolio and the other accounts involved. In some instances, this procedure might adversely affect the size of the position obtainable for the Portfolio or the amount of the securities that are able to be sold for the Portfolio.

  In the New Agreement Northern Trust agrees that the name "The Benchmark" may be used in connection with the Portfolio's business on a royalty-free basis. Northern Trust has reserved to itself the right to grant the non-exclusive right to use the name "The Benchmark" to any other person. The New Agreement provides further that at such time as the agreement is no longer in effect, the Portfolio will cease using the name "The Benchmark."

  The New Agreement provides that the Advisers may render similar services to others so long as their services under the agreement are not impaired. The New Agreement also provides that the Trust will indemnify the Advisers against cer-tain liabilities (including liabilities under the federal securities laws re-lating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the agreement) or, in lieu thereof, will con-tribute to the resulting losses. Neither Adviser would, however, be entitled to indemnification or contribution under the New Agreement with respect to any li-ability to which it is subject by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of the reck-less disregard to its obligations and duties.

  The New Agreement would be terminable with respect to the International Growth Portfolio at any time, without penalty, by the Trust (by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding Units of the Portfolio) or by the Advisers on 60 days' written notice. In addition, the New Agreement would terminate immediately in the event it is assigned. Unless sooner terminated, the New Agreement would continue in effect with respect to the Portfolio through April 30 of the year following the date of its execution and thereafter from year to year, provided that such continuance is specifi-cally approved at least annually (a) by the vote of a majority of those members of the Trust's Board of Trustees who are not "interested persons" as defined in the 1940 Act of any party to the agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees or by vote of a majority of the outstanding Units of the Portfolio.

DESCRIPTION OF "MANAGER OF MANAGERS" STRUCTURE AND PROPOSED EXEMPTIVE
APPLICATION

  Under the "manager of managers" structure, the International Growth Portfolio would operate in a manner that is different from the Trust's other Portfolios and most other investment companies. Most investment companies operate under a structure in which a single related group of companies provide investment advi-sory services. Typically, the investment company pays the advisory fee to its investment adviser which, in turn, compensates internal portfolio managers who make specific securities selections. In contrast, under the "manager of manag-ers" structure, the Advisers would evaluate prospective sub-advisers for the International Growth Portfolio, make recommendations to the Board of Trustees regarding the use of particular sub-advisers and monitor the performance of any sub-advisers approved by the Trustees. The Advisers would be responsible for communicating performance targets and evaluations to the Portfolio's sub-advis-ers, supervising the sub-advisers' compliance with the Portfolio's investment objective, guidelines and policies and recommending to the Board of Trustees whether the Portfolio's sub-advisory agreements should be renewed, modified or terminated. The Advisers would also recommend to the Board the addition of new sub-advisers as deemed appropriate.

  As stated above, in connection with the implementation of the "manager of managers" structure, the Trust intends to apply to the SEC for an exemption from Section 15(a) of the 1940 Act to allow the Board of Trustees, without fur-ther Unitholder approval, to appoint sub-advisers for the Portfolio in the fu-ture, and to cause the Portfolio to enter into (and, if appropriate, thereafter modify) sub-advisory agreements with those sub-advisers. Unitholder meetings can entail substantial costs which could reduce the desired benefits of the "manager of managers" structure. These costs must be weighed against the bene-fits of Unitholder scrutiny of proposed contracts involving new terms or sub-advisers. However, even in the absence of Unitholder approval, any proposal to add or replace sub-advisers would receive careful review. First, the Advisers would assess the Portfolio's needs and, if they believed additional or replace-ment sub-advisers could benefit the Portfolio, would search for suitable alter-native sub-advisers. Second, any recommendations made by the Advisers would have to be approved by a majority of the Trustees, including a majority of the Trustees who are not "interested persons" within the meaning of the 1940 Act. Finally, any selection of additional or replacement sub-advisers would have to comply with conditions contained in the SEC exemption, if granted, including conditions relating to Unitholder notification regarding the firms that are ap-pointed as the Portfolio's sub-advisers.

  The Trust anticipates that it may request that the SEC also grant an exemp-tion from certain disclosure requirements to allow the Trust to provide "aggre-gate fee disclosure" in its public filings for the International Growth Portfo-lio. It is currently contemplated that this "aggregate fee disclosure" would show: (1) the total advisory fee charged by the Advisers to the Portfolio; (2) the aggregate fees paid by the Advisers to all sub-advisers managing assets of the Portfolio (and not the fees paid separately to each sub-adviser); and (3) the net advisory fee retained by the Advisers with respect to the Portfolio af-ter the Advisers pay all sub-advisers managing assets of the Portfolio.

  Under the "manager of managers" structure, future amendments to the New Agreement would remain subject to the Unitholder and Trustee approval require-ments of Section 15 of the 1940 Act and related proxy disclosure requirements. In addition, although the Trustees would be allowed to change the fees payable to a sub-adviser without Unitholder approval under the "manager of managers" structure, the Trustees could not increase the rate of the fees payable by the Portfolio to the Advisers under the New Agreement with-out first obtaining Unitholder approval.

BOARD OF TRUSTEES' EVALUATION AND RECOMMENDATION

  At a meeting held on July 8, 1997, the Board of Trustees, including a major-ity of those Trustees who were not "interested persons" of any party to the agreement as defined in the 1940 Act, approved the New Agreement, which allows the Portfolio to implement a "manager of managers" structure and enter into sub-advisory agreements in the future without obtaining further Unitholder ap-proval. In approving the New Agreement, the Trustees considered the following factors to be of material importance: (1) the experience and qualifications of RCB Trust in providing "manager of managers" services; (2) the fact that the terms of the New Agreement, including the advisory fee rate payable by the In-ternational Growth Portfolio, are substantially identical to the terms of the Current Agreement; (3) the relative investment management resources of Northern Trust and other investment management firms that might be retained to provided sub-advisory services to the Portfolio; (4) the flexibility that may be ob-tained through the proposed exemption from the SEC with respect to the Trust's use of the "manager of managers" structure; (5) the experience of other invest-ment companies that have adopted a "manager of managers" structure; and (6) the desire to avoid another Unitholder meeting while Northern Trust finalizes its recommendation.

  Based on their consideration, analysis and evaluation of the above factors and other information deemed by them to be relevant, the Board concluded that approval of the New Agreement would be in the best interest of the Portfolio and its Unitholders.

  THE TRUSTEES UNANIMOUSLY RECOMMEND THAT UNITHOLDERS OF THE INTERNATIONAL GROWTH PORTFOLIO VOTE "FOR" THE APPROVAL OF THE NEW INVESTMENT ADVISORY AGREE-MENT.

REQUIRED VOTE

  The New Agreement is being submitted for approval at the Meeting by a 1940 Act Majority of the Units (described in Proposal 3) of the International Growth Portfolio, voting separately, as a result of the requirements of the 1940 Act and the conditions the Trust expects the SEC to place on the proposed exemption described in this Proxy Statement. Because the Trust does not intend at present to implement a "manager of managers" structure with respect to its other Portfolios, only the International Growth Portfolio will vote on the New Agreement. If approved by a 1940 Act Majority of the Units of the International Growth Portfolio at the Meeting, the New Agreement will be-come effective with respect to that Portfolio only after the SEC has granted the proposed exemption described in this Proxy Statement and the Board of Trustees has received from Northern Trust, and has approved, a final recommen-dation to implement a "manager of managers" structure with respect to the Port-folio. There is no assurance that the SEC will grant the proposed exemption on terms acceptable to the Trust. If the New Agreement is not approved by a 1940 Act Majority of the Units of the International Growth Portfolio, the Current Agreement will continue in effect with respect to that Portfolio.

                             ADDITIONAL INFORMATION

OTHER INFORMATION REGARDING NORTHERN TRUST AND RCB TRUST

  Northern Trust and RCB Trust. Northern Trust, a member of the Federal Reserve System, is an Illinois state-chartered commercial bank with principal offices located at 50 South LaSalle Street, Chicago, Illinois 60675. RCB Trust, a Con-necticut state-chartered trust company, has principal offices at 300 Atlantic Street, Stamford, Connecticut 06901.

  Northern Trust is a direct wholly-owned subsidiary, and RCB Trust is an indi-rect wholly-owned subsidiary, of Northern Trust Corporation, a bank holding company. All of the capital stock of RCB Trust is owned by NTGA. All of the capital stock of NTGA, which has its principal offices at 300 Atlantic Street, Stamford, Connecticut 06901, is owned by Northern Trust Corporation. Northern Trust Corporation has its principal offices at 50 South LaSalle Street, Chica-go, Illinois 60675. To the Trust's knowledge, no persons owned beneficially or of record 10% or more of any class of issued and outstanding voting securities of Northern Trust Corporation at June 30, 1997.

  The name and principal occupation of the principal executive officers and each director of Northern Trust as of June 30, 1997 are set forth in Appendix E to this Proxy Statement. All of the principal executive officers and directors of Northern Trust may be reached c/o Northern Trust, 50 South LaSalle Street, Chicago, Illinois 60675.

  The name and principal occupation of the principal executive officers and each director of RCB Trust as of June 30, 1997 are also set forth in Appendix E to this Proxy Statement. All of the principal executive officers and directors of RCB Trust may be reached c/o RCB Trust, 300 Atlantic Street, Stamford, Connecticut 06901.

  Other Investment Companies Advised by Northern Trust and RCB Trust. The ta-ble below sets forth certain information concerning other investment companies registered under the 1940 Act ("registered investment companies") advised by Northern Trust and which have investment objectives similar to that of the In-ternational Growth Portfolio. RCB Trust does not currently advise any other registered investment companies. Northern Trust was waiving, as of the date of this Proxy Statement, some or all of the fees payable by the funds listed be-low. Such waivers are not reflected in the table.

              INVESTMENT COMPANIES ADVISED BY NORTHERN TRUST

                                                                       ANNUAL FEE
                                                                       (BASED ON
                                                           NET ASSETS   AVERAGE
                                                           AS OF JUNE     NET
NAME OF INVESTMENT COMPANY AND/OR PORTFOLIO                 30, 1997    ASSETS)
-------------------------------------------               ------------ ----------
Northern Funds
  -International Growth Equity Fund...................... $185,000,128    1.20%
                                                          ------------    ----
  -International Select Equity Fund......................  119,978,637    1.20%
                                                          ------------    ----
                                                          $304,978,765
                                                          ============

  Current Agreement. The Current Agreement for the International Growth Port-folio was approved by the Board of Trustees of the Trust on July 20, 1993 and by Goldman, Sachs & Co., as the Portfolio's sole Unitholder, on March 24, 1994 pursuant to the requirements of the 1940 Act. The Board of Trustees of the Trust reapproved the Current Agreement on January 24, 1996 and January 22, 1997 in connection with its annual review of the Trust's advisory arrangements required by the 1940 Act.

  For the fiscal year ended November 30, 1996, the aggregate investment advi-sory fee paid by the International Growth Portfolio to Northern Trust under the Current Agreement was $1,089,874. For the same period, Northern Trust vol-untarily waived advisory fees totalling $272,159 with respect to the Interna-tional Growth Portfolio.

  Other Payments to Northern Trust and its Affiliates. Northern Trust serves as the International Growth Portfolio's transfer agent and custodian. Under the Trust's transfer agency agreement, Northern Trust is entitled to transfer agency fees, payable monthly, at the annual rate of .01%, .05%, .10% and .15% of the average daily net asset value of the Class A, B, C and D Units, respec-tively, of the Portfolio. The Trust pays Northern Trust, with respect to the Portfolio, an annual custody fee of: (i) $35,000, plus (ii) 9/100th of 1% of the Portfolio's average daily net assets. In addition, Northern Trust is reimbursed for certain expenses it incurs as custodian for the Portfolio.

  Northern Trust and its affiliates are also entitled to receive fees ("Plan Fees") under the Trust's Unitholder Servicing Plan at the maximum annual rates of .10%, .15% and .25% of the average daily net asset value of the Portfolio's Class B, C and D Units, respectively, held or serviced by such entities for beneficial Unitholders. These fees are for administrative support services, which may include processing purchase and redemption requests from investors; placing net purchase and redemption orders; providing necessary personnel and facilities to establish and maintain investor accounts and records; and provid-ing information periodically to investors showing their positions in Portfolio Units.

  The table below sets forth the transfer agency and custodial fees paid to Northern Trust and its affiliates with respect to the International Growth Portfolio during the fiscal year ended November 30, 1996:

                                                                      CUSTODY
        TRANSFER AGENCY                                                 FEES
           FEES PAID                                                    PAID
        ---------------                                               -------
            $13,559                                                   $170,117

  No Plan Fees were paid to Northern Trust and its affiliates with respect to the Portfolio during the fiscal year ended November 30, 1996.

  It is expected that Northern Trust will continue to serve as the Portfolio's transfer agent and custodian and to provide services under the Unitholder Ser-vicing Plan after the Meeting.

  Banking Matters. Banking laws and regulations currently prohibit a bank hold-ing company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered open-end investment company continu-ously engaged in the issuance of its shares, but such banking laws and regula-tions do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an in-vestment company, or from purchasing shares of such a company as agent for and upon the order of customers. Northern Trust believes that it may perform the services contemplated by its agreements with the Trust without violation of such banking laws or regulations which are applicable to it. It should be not-ed, however, that future changes in either federal or state statutes and regu-lations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future judicial or administrative decisions or inter-pretations of current and future statutes and regulations, could prevent Northern Trust from continuing to perform such services for the Trust.

  Should future legislative, judicial or administrative action prohibit or re-strict the activities of Northern Trust in connection with the provision of services on behalf of the Trust, the Trust might be required to alter materi-ally or discontinue its arrangements with Northern Trust and change its method of operations. It is not anticipated, however, that any change in the Trust's method of operations would affect the net asset value per Unit of any Portfolio or result in a financial loss to any Unitholder.

OTHER BUSINESS

  As of the date of this Proxy Statement, the Trustees are not aware of any matters to be presented for action at the Meeting other than those described above. Should other business properly be brought before the Meeting, it is in-tended that the accompanying Proxy will be voted thereon in accordance with the judgment of the persons named as proxies.

PROXIES AND VOTING AT THE MEETING

  The enclosed Proxy is revocable by a Unitholder at any time before it is ex-ercised by written notice to the Trust (addressed to the Secretary at the Trust's principal executive offices), by executing a superseding proxy or by attending the Meeting and voting in person. All valid proxies received prior to the Meeting (including any adjournment thereof) will be voted at the Meeting. Matters on which a choice has been provided will be voted as indicated on the proxy and, if no instruction is given, the persons named as proxies will vote the Units represented thereby in favor of the matters set forth in each Pro-posal and will use their best judgment in connection with the transaction of such other business as may properly come before the Meeting.

  In the event that at the time any session of the Meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of any of Proposals 1 through 6 have not been received, the persons named as prox-ies may propose one or more adjournments of the Meeting to permit further so-licitation of proxies with respect to such Proposal(s). Any such adjournment will require the affirmative vote of a majority of the Units of the Trust (or the affected Portfolio) present and voting in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any such

Proposal in favor of such an adjournment, and will vote those proxies required to be voted against any such Proposal against any such adjournment. A Unitholder vote may be taken on one or more of the Proposals in this Proxy Statement with respect to one or more Portfolios prior to such adjournment if sufficient votes for their approval have been received and it is otherwise ap-propriate.

  A majority of the Units entitled to vote with respect to a Proposal shall be a quorum for the transaction of business with respect to that Proposal at the Meeting, but any lesser number shall be sufficient for adjournments. Absten-tions will be treated as Units that are present at the Meeting, but will not be counted as a vote in favor of a Proposal. Accordingly, an abstention from vot-ing on a Proposal has the same effect as a vote against Proposals 2 through 6. If a broker or nominee holding Units in "street name" indicates on the proxy that it does not have discretionary authority to vote as to a particular Pro-posal, those Units will not be considered as present at the Meeting with re-spect to the Proposal. Accordingly, a "broker non-vote" has no effect on the voting in determining whether a proposal has been adopted pursuant to subsec-tion (i) of the 1940 Act Majority definition. In addition, a "broker non-vote" has no effect on the voting in determining whether a Nominee has been elected a Trustee pursuant to Proposal 1. However, in determining whether a proposal has been adopted pursuant to subsection (ii) of the 1940 Act Majority definition, a "broker non-vote" will have the same effect as a vote against the Proposal.

  Appendix B hereto sets forth the persons who owned beneficially more than 5% of the Units of any Portfolio as of July 8, 1997, the Record Date for the Meet-ing. For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25 percent of the voting securities of a company is presumed to "control" such company. As shown in Appendix B, on the Record Date Northern Trust was the beneficial owner of a majority of the out-standing Units of the various Portfolios because it possessed sole or shared voting power and/or investment power with respect to Units on behalf of its customer accounts. Northern Trust has advised the Trust that it intends to vote the Units over which it has voting power "FOR" and "WITHHOLD ALL" in the elec-tion of each Trustee named in Proposal 1 in the same proportions as the total votes that are cast "FOR" and "WITHHOLD ALL" in such election by the other Unitholders of the Trust. Northern Trust has further advised the Trust that it intends to vote the Units over which it has voting power "FOR" each of the other Proposals listed in this Proxy Statement. In certain instances, such as Proposal 6, the votes cast by Northern Trust will be sufficient to approve the Proposal regardless of the votes cast by other Unitholders of a Portfolio.

MANNER AND COST OF PROXY SOLICITATION

  Proxies will be solicited by mail and may also be solicited in person or by telephone, fax or personal interview by officers of Northern Trust, Goldman Sachs and by the Trustees. In addition, employees of Northern Trust, its affil-iates, correspondent banks, brokers and similar record holders may solicit proxies by these means, and may forward proxy materials and printed direction forms to the customers on whose behalf they hold record ownership of Units of the Trust. The Northern Trust may engage an independent proxy solicitation firm to assist it in soliciting proxies.

  Each Portfolio will bear its allocable portion of proxy solicitation expenses, including the cost of preparing and assembling materials used in con-nection with the solicitation of proxies. Correspondent banks, brokers and other entities that have entered into a Unitholder Servicing Agreement with the Trust on behalf of a Portfolio will bear the mailing expenses associated with the solicitation of proxies from Unitholders on whose behalf they serve as recordholder. Northern Trust will bear all other mailing expenses associated with the solicitation of proxies and will reimburse correspondent banks, bro-kers and other similar record holders who have not entered into Unitholder Ser-vicing Agreements for their reasonable expenses incurred in forwarding proxy materials to beneficial owners.


UNITHOLDER PROPOSALS

  Neither the Massachusetts Trust nor the Delaware Trust is required, nor does either intend, to hold annual meetings of Unitholders each year for the elec-tion of Trustees and other business. Instead, meetings will be held only when and if required (for example, whenever less than a majority of the Board of Trustees holding office has been elected by the Unitholders or when the Trust-ees have received a written request to call a meeting for the purpose of voting on the question of the removal of any Trustee from the holders of record of at least 10% of the outstanding Units). Any Unitholders desiring to present a pro-posal for consideration at the next meeting for Unitholders of their Portfolio must submit the proposal in writing, so that it is received by the appropriate Portfolio within a reasonable time before any meeting.

INFORMATION ABOUT DISTRIBUTOR AND ADMINISTRATOR

  Goldman, Sachs & Co., the Trust's distributor and administrator, has its principal offices at 85 Broad Street, New York, New York 10004.

INFORMATION ABOUT THE TRUST

  The Trust currently has, and the Delaware Trust will have, its principal of-fices at 4900 Sears Tower, Chicago, Illinois 60606.

               IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

July 14, 1997

                                  APPENDIX A

  As of July 8, 1997, each Portfolio had the following number of Units out-standing:

                                                                  OUTSTANDING
PORTFOLIO                                                            UNITS
---------                                                       ----------------
U.S. Government Securities Portfolio...........................     4,309,424.58
Short-Intermediate Bond Portfolio..............................     8,580,662.62
U.S. Treasury Index Portfolio..................................       977,530.90
Bond Portfolio.................................................    21,920,428.63
International Bond Portfolio...................................     1,398,078.52
Balanced Portfolio.............................................     4,245,738.72
Equity Index Portfolio.........................................    45,029,408.47
Diversified Growth Portfolio...................................     9,846,083.13
Focused Growth Portfolio.......................................     7,808,225.45
Small Company Index Portfolio..................................     8,602,135.91
International Equity Index Portfolio...........................     3,516,992.42
International Growth Portfolio.................................    11,016,326.90
Government Select Portfolio.................................... 1,056,219,907.70
Government Portfolio........................................... 1,128,579,192.20
Diversified Assets Portfolio................................... 3,607,691,776.68
Tax-Exempt Portfolio...........................................   725,814,704.06

                                APPENDIX B

  As of July 8, 1997, The Northern Trust Company, 50 South LaSalle Street, Chicago, IL 60675, possessed sole or shared voting and/or investment power for its customer accounts with respect to the outstanding Units of each Portfolio as follows:

                                                      AMOUNT AND PERCENTAGE OF
                                                          OUTSTANDING UNITS
                                                     ---------------------------
                                                       AMOUNT OF     PERCENTAGE
PORTFOLIO                                                UNITS      OF UNITS (%)
---------                                            -------------- ------------
U.S. Government Securities Portfolio................     556,632.91        12.92
Short-Intermediate Bond Portfolio...................   3,657,854.28        42.63
U.S. Treasury Index Portfolio.......................     291,011.31        29.77
Bond Portfolio......................................  11,439,984.54        52.19
International Bond Portfolio........................   1,029,131.37        73.61
Balanced Portfolio..................................   3,174,609.66        74.77
Equity Index Portfolio..............................  19,400,356.74        43.08
Diversified Growth Portfolio........................   7,434,584.16        75.51
Focused Growth Portfolio............................   4,997,842.35        64.01
Small Company Index Portfolio.......................   5,174,893.21        60.16
International Equity Index Portfolio................   1,187,087.40        33.75
International Growth Portfolio......................   7,501,967.10        68.10
Government Select Portfolio.........................  23,860,736.50         2.26
Government Portfolio................................  50,596,780.49         4.48
Diversified Assets Portfolio........................ 323,352,030.95         8.96
Tax-Exempt Portfolio................................  36,172,019.64         4.98

  In addition, as of July 8, 1997, the following persons or entities owned beneficially more than 5% of the outstanding Units of the following Port-folios:

                                                          AMOUNT AND PERCENTAGE
                                                          OF OUTSTANDING UNITS
                                                         -----------------------
                                                         AMOUNT OF   PERCENTAGE
UNITHOLDER NAME AND ADDRESS                                UNITS    OF UNITS (%)
---------------------------                              ---------- ------------
U.S. GOVERNMENT SECURITIES PORTFOLIO
Electrical Insurance Trust.............................. 540,024.24        12.53
 221 North LaSalle Street
 Chicago, IL 60601-1273
Illinois State Painters
 Welfare Fund........................................... 228,641.91         5.31
 303 East Ohio Street
 Chicago, IL 60611

                                                       AMOUNT AND PERCENTAGE OF
                                                          OUTSTANDING UNITS
                                                      --------------------------
                                                       AMOUNT OF   PERCENTAGE OF
UNITHOLDER NAME AND ADDRESS                              UNITS       UNITS (%)
---------------------------                           ------------ -------------
Schlumberger Limited
 Master Profit Sharing Trust......................... 1,803,292.72         41.85
 277 Park Avenue
 New York, NY 10172
Schlumberger Ltd. Master Pension Trust...............   348,744.67          8.09
 277 Park Avenue
 New York, NY 10172
Sheet Metal Work H & W Northern......................   384,986.89          8.93
 106 North Schmale Road
 Carol Stream, IL 60188
SHORT-INTERMEDIATE BOND PORTFOLIO
U A Local 393
 Health and Welfare Fund.............................   468,668.14          5.68
 1120 Bascom Avenue
 San Jose, CA 95128-3590
U.S. TREASURY INDEX PORTFOLIO
The Accreditation Council for
 Graduate Medical Education..........................    61,266.86          6.27
 515 North State Street
 Chicago, IL 60610
Herget National Bank of Pekin........................    76,011.80          7.78
 33 South Fourth Street
 Pekin, IL 61554
Liberty Healthcare System, Inc.
 Jersey City Medical Center..........................   211,250.93         21.61
 50 Baldwin Avenue
 Jersey City, NJ 07304
Liberty Healthcare System, Inc.
 Jersey City Medical Center..........................    53,326.49          5.46
 50 Baldwin Avenue
 Jersey City, NJ 07304
The Old Second National Bank.........................    52,188.72          5.34
 37 South River Street
 Aurora, IL 60507

                                                       AMOUNT AND PERCENTAGE OF
                                                          OUTSTANDING UNITS
                                                      --------------------------
                                                       AMOUNT OF   PERCENTAGE OF
UNITHOLDER NAME AND ADDRESS                              UNITS       UNITS (%)
---------------------------                           ------------ -------------
Purina Mills Inc.
 Master Retirement Trust--TBIF.......................   146,061.62         14.94
 1401 S. Hanley Road
 St. Louis, MO 63144
BOND PORTFOLIO
Americlean Systems Inc.
 Salaried Pension Plan............................... 1,175,528.87          5.36
 26935 Northwestern Highway
 Southfield, MI 48034
The Northern Trust Company
 Pension Plan........................................ 1,940,811.96          8.85
 50 South LaSalle Street
 Chicago, IL 60675
The Northern Trust Company
 Thrift Incentive Plan--Fund B....................... 1,415,373.71          6.46
 50 South LaSalle Street
 Chicago, IL 60675
Phycor, Inc.......................................... 1,725,662.63          7.87
 30 Burton Hills Boulevard
 Nashville, TN 37215
INTERNATIONAL BOND PORTFOLIO
Doe Run Resources Corp.
 Retirement Plan.....................................   175,148.05         12.53
 1801 Park 270 Drive, Suite 300
 St. Louis, MO 63146
The Northern Trust Company
 Pension Plan........................................   837,739.39         59.92
 50 South LaSalle Street
 Chicago, IL 60675
Peoples State Bank St. Joseph........................   108,153.67          7.74
 830 Pleasant Street
 St. Joseph, MI 49085
BALANCED PORTFOLIO
Jordan Industries....................................   436,102.63         10.27
 50 South LaSalle Street
 Chicago, IL 60657

                                                       AMOUNT AND PERCENTAGE OF
                                                          OUTSTANDING UNITS
                                                      --------------------------
                                                       AMOUNT OF   PERCENTAGE OF
UNITHOLDER NAME AND ADDRESS                              UNITS       UNITS (%)
---------------------------                           ------------ -------------
Laporte, Inc.
 Retirement Plus Program.............................   352,303.64          8.30
 Street One Woodlawn Green, Suite 240
 Charlotte, NC 28217
The Northern Trust Company
 Thrift Plan Balanced Fund........................... 1,390,272.71         32.76
 50 South LaSalle Street
 Chicago, IL 60675
Tetra Pak Inc........................................   774,633.72         18.25
 52 Vanderbilt Avenue, 13th Floor
 New York, NY 10017
EQUITY INDEX PORTFOLIO
Libbey-Owens-Ford Co................................. 3,785,102.98          8.46
 811 Madison Avenue, PO Box 799
 Toledo, OH 43697-0799
The Northern Trust Company
 Pension Plan........................................ 2,664,965.02          5.96
 50 South LaSalle Street
 Chicago, IL 60675
The Northern Trust Company
 Thrift Incentive Plan Fund C........................ 7,975,886.20         17.83
 50 South LaSalle Street
 Chicago, IL 60675
DIVERSIFIED GROWTH PORTFOLIO
The Northern Trust Company........................... 3,611,053.85         37.08
 Pension Plan
 50 South LaSalle Street
 Chicago, IL 60675
Pension Plan for the Home Office
 Employees of Mutual Trust-EQ........................   501,622.51          5.15
 1200 Jorie Boulevard
 Oak Brook, IL 60522
FOCUSED GROWTH PORTFOLIO
Doe Run Resources Corp.
 Retirement Plan..................................... 1,022,398.20         13.09
 1801 Park 270 Dr. Suite 300
 St. Louis, MO 63146

                                                       AMOUNT AND PERCENTAGE OF
                                                          OUTSTANDING UNITS
                                                      --------------------------
                                                       AMOUNT OF   PERCENTAGE OF
UNITHOLDER NAME AND ADDRESS                              UNITS       UNITS (%)
---------------------------                           ------------ -------------
Kitch Drutchas Wagner and Kenney PC..................   394,346.25          5.05
 50 South LaSalle Street
 Chicago, IL 60675
The Northern Trust Company
 Thrift Plan Focused Growth Fund..................... 3,342,570.77         42.81
 50 South LaSalle Street
 Chicago, IL 60675
Rexene Retirement....................................   478,370.26          6.13
 5005 LBJ Freeway/Occidental Tower 500
 Dallas, TX 75244
SMALL COMPANY INDEX PORTFOLIO
Doe Run Resources Corp.
 Retirement Plan.....................................   587,298.17          6.83
 1801 Park 270 Dr. Suite 300
 St. Louis, MO 63146
The Northern Trust Company
 Pension Plan........................................ 3,042,686.09         35.39
 50 South LaSalle Street
 Chicago, IL 60675
INTERNATIONAL EQUITY INDEX PORTFOLIO
NI-Gas Investment and Thrift Trust...................   840,154.65         31.46
 1844 Perry Road
 Naperville, IL 60563
The Northern Trust Pension Plan...................... 1,158,975.90         43.40
 50 South LaSalle Street
 Chicago, IL 60675
The Northern Trust TIP Plan..........................   374,184.96         14.01
 50 South LaSalle Street
 Chicago, IL 60675
Sisters of the Precious Blood........................   197,211.16          7.39
 4000 Denlinger Road
 Dayton, OH 45426
INTERNATIONAL GROWTH PORTFOLIO
Indresco.............................................   961,971.51          8.75
 2121 San Jacinto Street, Suite 2500
 Dallas, TX 75221

                                                      AMOUNT AND PERCENTAGE OF
                                                          OUTSTANDING UNITS
                                                     ---------------------------
                                                       AMOUNT OF   PERCENTAGE OF
UNITHOLDER NAME AND ADDRESS                              UNITS       UNITS (%)
---------------------------                          ------------- -------------
FNB North Dakota....................................    914,970.98          8.32
 One North Fourth Street
 Grand Forks, ND 58201
The Northern Trust Company
 Pension Plan.......................................  1,363,888.38         12.40
 50 South LaSalle Street
 Chicago, IL 60675
Tuthill Corp. Master Retirement Trust...............    673,592.00          6.13
 908 Elm Street, Suite 100
 Hinsdale, IL 60521
White Cap, Inc......................................    621,435.48          5.65
 1140 31st Avenue
 Downers Grove, IL 60515
GOVERNMENT SELECT PORTFOLIO
St. George International
 Palos Comm. Hospital............................... 63,854,988.64          5.98
 12251 S. 80th Avenue
 Palos Hts., IL 60463
Acadia Trust, N.A................................... 55,488,369.77          5.20
 511 Congress Street
 9th Fl, Trust Dept.
 Portland, ME 04101
GOVERNMENT PORTFOLIO
Morton International................................ 60,629,903.43          5.25
 100 N. Riverside Plaza
 Chicago, Il 60606-1596
TAX-EXEMPT PORTFOLIO
HCI Incorporated--MacKay Shield..................... 46,969,058.71          6.34
 1 Park Plaza
 BLDG 3--5th Fl.
 Nashville, TN 37202-0550

                                APPENDIX C

                             AGREEMENT AND PLAN OF
                  REORGANIZATION, CONVERSION AND TERMINATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION, CONVERSION AND TERMINATION is made as of the 8th day of July, 1997, by and between The Benchmark Funds, a Massachusetts business trust (the "Registrant"), on behalf of each of its series (each a "Portfolio" and collectively the "Portfolios"), and The Benchmark Funds (the "Trust"), a Delaware business trust.

     This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a)(1)(F) of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), and is intended to effect the reorganization (a "Reorganization") of each Portfolio as a new series of the Trust (each a "Successor Portfolio" and collectively the "Successor Portfolios"). Each Reorganization will include the transfer of all of the assets of a Portfolio to a corresponding Successor Portfolio of the Trust solely in exchange for (1) the assumption by the Successor Portfolio of all liabilities of the Portfolio and
(2) the issuance by the Trust to the Portfolio of Shares of beneficial interest (herein referred to as "Units") of the Successor Portfolio. The aggregate number of Units of each subseries (hereafter "class") of the Successor Portfolio (the "Successor Portfolio Units") issued to the Portfolio will be equal to the number of Units of beneficial interest ("Units") of the corresponding Portfolio class outstanding immediately before the Reorganization. These transactions will be promptly followed by a pro rata distribution by each Portfolio of the Successor Portfolio Units it receives in the exchange described above to the holders of corresponding Portfolio Units in exchange for those Portfolio Units, in liquidation of each Portfolio, all upon the terms and conditions hereinafter set forth in this Agreement.


     In consideration of the promises and of the covenants and agreements herein-after set forth, the parties hereto covenant and agree as follows.

1. TRANSFER OF ASSETS OF THE PORTFOLIOS IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ISSUANCE OF SUCCESSOR PORTFOLIO UNITS

     1.1 Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, each Portfolio agrees to transfer all of its assets (as described in paragraph 1.2) and to assign and transfer all of its liabilities to a corresponding Successor Portfolio organized solely for the purpose of acquiring all of the assets and assuming all of the liabilities of that Portfolio. The Trust, on behalf of each Successor Portfolio, agrees that in exchange for all of the assets of the corresponding Portfolio:
(1) the Successor Portfolio shall assume all of the liabilities of such Port-folio, whether contingent or otherwise, then existing including, without limi-tation, all fees and expenses incurred in connection with the transactions contemplated hereby and (2) the Trust shall issue Successor Portfolio Units to the Portfolio. The number of Successor Portfolio Units of each class to be is-sued by the Trust on behalf of each Successor Portfolio will be identical to the number of Units of the corresponding class and Portfolio outstanding on the Closing Date provided for in paragraph 3.1. Such transactions shall take place at the Closing provided for in paragraph 3.1.

  1.2 The assets of each Portfolio to be acquired by the corresponding Succes-sor Portfolio shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), any tax operating losses, any claims or rights of action or rights to register Units under applicable securities laws, any books or records of the Portfolio and other property owned by the Portfolio and any deferred or prepaid expenses shown as assets on the books of the Portfolio on the Closing Date provided for in paragraph 3.1.

  1.3 Immediately after delivery to each Portfolio of corresponding Successor Portfolio Units, a duly authorized officer of Registrant shall cause each Portfolio, as the sole Unitholder of the corresponding Successor Portfolio, to
(i) elect the Trustees of the Trust; (ii) ratify the selection of the Trust's independent auditors; (iii) approve an investment advisory agreement for the Successor Portfolio in substantially the same form as the investment advisory agreement in effect with respect to the Portfolio immediately prior to the Closing of the reorganization, including in the case of the International Growth Portfolio any changes adopted to the Portfolio's investment advisory agreement at the meeting of Unitholders scheduled for September 2, 1997 (the "Unitholder Meeting"), and (iv) adopt investment objectives, investment poli-cies and investment restrictions which are substantially identical to those of the Portfolio immediately prior to the Closing of the reorganization, includ-ing any changes thereto approved by the Unitholders of the Portfolio at the Unitholder Meeting.

  1.4 On the Closing Date each Portfolio will distribute in liquidation the Successor Portfolio Units of each class to each Unitholder of record, deter-mined as of the close of business on the Closing Date, of the corresponding class of the Portfolio pro rata in proportion to such Unitholder's beneficial interest in that class and in exchange for that Unitholder's Units. Such dis-tribution will be accomplished by the transfer of the Successor Portfolio Units then credited to the account of each Portfolio on the Unit records of the Trust to open accounts on those records in the names of such Portfolio Unitholders and representing the respective pro rata number of each class of the Successor Portfolio Units received from the Successor Portfolios which is due to such Portfolio Unitholders. Fractional Successor Portfolio Units shall be rounded to the third place after the decimal point.

  1.5 Ownership of the Successor Portfolio Units by each Successor Portfolio Unitholder shall be recorded separately on the books of The Northern Trust Company ("Northern Trust"), as the Trust's transfer agent.

  1.6 Any transfer taxes payable upon the issuance of Successor Portfolio Units in a name other than the registered holder of the Portfolio Units on the books of any Portfolio shall be paid by the person to whom such Successor Portfolio Units are to be distributed as a condition of such transfer.

  1.7 The legal existence of each Portfolio and the Registrant shall be termi-nated as promptly as reasonably practicable after the Closing Date. After the Closing Date, each Portfolio and the Registrant shall not conduct any business except in connection with its liquidation and termination.

2. VALUATION

  2.1 The value of each Portfolio's assets to be acquired by the Trust on be-half of the corresponding Successor Portfolio hereunder shall be the net asset value computed as of the valuation time provided in the Portfolio's prospec-tus(es) on the Closing Date using the valuation procedures set forth in the Portfolio's current prospectus(es) and statement of additional information.

  2.2 The value of full and fractional Successor Portfolio Units of each class to be issued in exchange for each Portfolio's assets shall be equal to the value of the net assets of the corresponding class of such Portfolio on the Closing Date, and the number of such Successor Portfolio Units of each class shall equal the number of full and fractional Portfolio Units outstanding on the Closing Date.

  2.3 All computations of value shall be made by Northern Trust (the "Custodi-an"), as custodian for the Portfolios and the Trust.

3. CLOSING AND CLOSING DATE

  3.1 The transfer of each Portfolio's assets in exchange for the assumption by the corresponding Successor Portfolio of the Portfolio's liabilities and the issuance of Successor Portfolio Units to the Portfolio, as described above, together with related acts necessary to consummate such acts (the "Closing"), shall occur at the offices of Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606 on March 31, 1998 ("Closing Date"), or at such other place or date as the parties may agree in writing.

  3.2 At the Closing each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4. REPRESENTATIONS AND WARRANTIES

  4.1 Registrant represents and warrants, on behalf of itself and each Portfo-lio, as follows:

    4.1.A. At the Closing Date, Registrant, on behalf of the Portfolios, will have good and marketable title to the assets to be transferred to the Trust, on behalf of the Successor Portfolios, pursuant to paragraph 1.1, and will have full right, power and authority to sell, assign, transfer and deliver such assets hereunder. Upon delivery and in payment for such assets, the Trust on behalf of the Successor Portfolios will acquire good and marketable title thereto subject to no restrictions on the full trans-fer thereof, including such restrictions as might arise under the Securi-ties Act of 1933, as amended (the "1933 Act");

    4.1.B. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary ac-tion on the part of Registrant. This Agreement constitutes a valid and binding obligation of Registrant and each Portfolio enforceable in accor-dance with its terms, subject to the approval of each Portfolio's Unitholders;

    4.1.C. No consent, approval, authorization or order of any court or gov-ernmental authority is required for the consummation by the Registrant, on behalf of the Portfolios, of the transactions contemplated herein, except such as shall have been obtained prior to the Closing Date; and

    4.1.D. The Registrant will file with the Securities and Exchange Commis-sion ("SEC") proxy materials (the "Proxy Statement") complying in all ma-terial respects with the requirements of the Securities Exchange Act of 1934, as amended, the 1940 Act, and applicable rules and regulations thereunder, relating to a meeting of its Unitholders to be called to con-sider and act upon the transactions contemplated herein.

  4.2 The Trust represents and warrants, on behalf of itself and each Succes-sor Portfolio, as follows:

    4.2.A. Successor Portfolio Units issued in connection with the transac-tions contemplated herein will be duly and validly issued and outstanding and fully paid and non-assessable by the Trust;

    4.2.B. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Trust, and this Agreement constitutes a valid and binding obligation of the Trust and each Successor Portfolio enforceable against the Trust and each Successor Portfolio in accordance with its terms;

    4.2.C. No consent, approval, authorization or order of any court or gov-ernmental authority is required for the consummation by the Trust or the Successor Portfolios of the transactions contemplated herein, except such as shall have been obtained prior to the Closing Date; and

    4.2.D The Trust, on behalf of the Successor Portfolios, shall use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such state securities laws as it may deem appropriate in order to operate after the Closing Date.

5. CONDITIONS PRECEDENT TO OBLIGATIONS OF REGISTRANT, THE PORTFOLIOS, THE TRUST AND THE SUCCESSOR PORTFOLIOS

  The obligations of Registrant, the Portfolios, the Trust and the Successor Portfolios are each subject to the conditions that on or before the Closing
Date:

  5.1 This Agreement and the transactions contemplated herein shall have been approved by the Trustees of the Registrant and the Trust and by the requisite vote of the Registrant's Unitholders in accordance with applicable law;

  5.2 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state securities authorities) deemed necessary by the Trust or Regis-trant to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material ad-verse effect on the assets or properties of the Trust, Portfolios, Registrant or Successor Portfolios, provided that either party hereto may waive any of such conditions for itself or its respective series;

 5.3 The Registrant and the Trust shall have received on or before the Closing Date an opinion of Drinker Biddle & Reath LLP satisfactory to them, substan-tially to the effect that for federal income tax purposes:

    5.3.A. The acquisition of all of the assets of each Portfolio by its corresponding Successor Portfolio solely in exchange for the issuance of Successor Portfolio Units to the Portfolio and the assumption by the Suc-cessor Portfolio of all of the liabilities of the Portfolio, followed by the distribution in liquidation by the Portfolio of such Successor Portfo-lio Units to the Portfolio Unitholders in exchange for their Portfolio Units and the termination of the Portfolio, will constitute a reorganiza-tion within the meaning of Section 368(a)(1)(F) of the Code, and the Port-folio and the Successor Portfolio will each be "a party to a reorganiza-tion" within the meaning of Section 368(b) of the Code;

    5.3.B. No gain or loss will be recognized by any Portfolio upon (i) the transfer of all of its assets to its corresponding Successor Portfolio solely in exchange for the issuance of Successor Portfolio Units to the Portfolio and the assumption by the Successor Portfolio of the Portfolio's liabilities and (ii) the distribution by the Portfolio of such Successor Portfolio Units to the Portfolio Unitholders;

    5.3.C. No gain or loss will be recognized by any Successor Portfolio upon its receipt of all of the corresponding Portfolio's assets solely in exchange for the issuance of the Successor Portfolio Units to the Portfo-lio and the assumption by the Successor Portfolio of all of the liabili-ties of the Portfolio;

    5.3.D. The tax basis of the assets acquired by a Successor Portfolio from its corresponding Portfolio will be, in each instance, the same as the tax basis of those assets in the Portfolio's hands immediately prior to the transfer;

    5.3.E. The tax holding period of the assets of each Portfolio in the hands of its corresponding Successor Portfolio will, in each instance, in-clude the Portfolio's tax holding period for those assets;

    5.3.F. Each Portfolio's Unitholders will not recognize gain or loss upon the exchange of all of their Units of the Portfolio solely for Successor Portfolio Units as part of the transaction;

    5.3.G. The tax basis of the Successor Portfolio Units received by Port-folio Unitholders in the transaction will be, for each Unitholder, the same as the tax basis of the Portfolio Units surrendered in exchange therefor; and

    5.3.H. The tax holding period of the Successor Portfolio Units received by Portfolio Unitholders will include, for each Unitholder, the tax holding period for the Portfolio Units surrendered in exchange there-for, provided that such Portfolio Units were held as capital assets on the date of the exchange.

  The Registrant and the Trust each agree to make and provide representations with respect to the Portfolios and the Successor Portfolios, respectively, which are reasonably necessary to enable Drinker Biddle & Reath LLP to deliver an opinion substantially as set forth in this paragraph 5.3, which opinion may address such other federal income tax consequences, if any, that Drinker Bid-dle & Reath LLP believes to be material to the Reorganization.

6. BROKERAGE FEES

  The Trust, on behalf of the Successor Portfolios, and Registrant, on behalf of the Portfolios, each represent and warrant to the other that there are no broker's or finder's fees payable in connection with the transactions contem-plated hereby.

7. TERMINATION

  This Agreement may be terminated by the mutual agreement of the Trust and Registrant and the parties may abandon the reorganization contemplated hereby, notwithstanding approval thereof by the Unitholders of the Registrant, at any time prior to Closing, if circumstances should develop that, in the parties judgment, make proceeding with the Agreement inadvisable.

8. AMENDMENT

  This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties; provided, however, that following the approval of this Agreement by any Portfolio's Unitholders, no such amendment may have the effect of changing the provisions for determining the number of Successor Portfolio Units to be paid to that Portfolio's Unitholders under this Agreement to the detriment of such Portfolio Unitholders without their further approval. Without limiting the foregoing, in the event Unitholder approval of this Agreement and the transactions contem-plated herein is obtained with respect to one or more Portfolios but not with respect to other Portfolios, with the result that the transactions contem-plated by this Agreement may be consummated with respect to one or more, but not all, of the Portfolios, the Board of Trustees of the Registrant may, in the exercise of its sole and unilateral discretion, determine to either aban-don this Agreement with respect to all of the Portfolios or direct that the transactions described herein be consummated to the degree the Board deems ad-visable and to the degree such transactions may be lawfully effected.

9. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; SURVIVAL; WAIVER

  9.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or inter-pretation of this Agreement.

  9.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

  9.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

  9.4 This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Nothing herein ex-pressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties hereto and their re-spective successors and assigns any rights or remedies under or by reason of this Agreement.

  9.5 All persons dealing with the Trust, the Portfolios, Registrant or the Successor Portfolios must look solely to the property of the Trust, the Port-folios, Registrant or the Successor Portfolios, respectively, for the enforce-ment of any claims against the Trust, the Portfolios, Registrant or the Suc-cessor Portfolios, as neither the Trustees, officers, agents nor Unitholders of the Trust or Registrant assume any personal liability for obligations en-tered into on behalf of the Trust or Registrant, respectively. No series of Registrant or the Trust shall be responsible for any obligations assumed by or on behalf of any other series of Registrant or the Trust under this Agreement.

  9.6 The representations, warranties, covenants and agreements of the parties contained herein shall not survive the Closing Date, except for the provisions of Section 1.7.

  9.7 The Trust or the Registrant, after consultation with their respective counsel and by consent of their respective Boards of Trustees, Executive Com-mittees or an officer authorized by such Boards of Trustees, may waive any condition to their respective obligations hereunder if, in their or such offi-cer's judgment, such waiver will not have a material adverse effect on the in-terests of the Unitholders of the Trust and the Registrant.

10. NOTICES

  Any notice, report, statement or demand required or permitted by any provi-sions of this Agreement shall be in writing and shall be given by prepaid tel-egraph, telecopy or certified mail addressed to the Registrant or the Trust, each at Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606, At-tention: Secretary.

  IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

                        [SIGNATURE LINES OMITTED]

                                APPENDIX D

                              THE BENCHMARK FUNDS

                         INVESTMENT ADVISORY AGREEMENT
                       (INTERNATIONAL GROWTH PORTFOLIO)

  AGREEMENT made this    day of        , 199  among THE BENCHMARK FUNDS, a
Massachusetts business trust (the "Trust"), THE NORTHERN TRUST COMPANY, an Il-linois state bank ("Northern"), and RCB Trust Company, a Connecticut state-chartered trust company ("RCB Trust").

                                  WITNESSETH:

  WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

  WHEREAS, the Trust is authorized to issue units of beneficial interest ("Units") in separate series with each such series representing interests in a separate portfolio of securities and other assets; and

  WHEREAS, the Trust presently offers Units in a portfolio known as the Inter-national Growth Portfolio (such Portfolio (the "Current Portfolio") together with all other portfolios hereafter made subject to this Agreement being herein collectively referred to as the "Portfolios"); and

  WHEREAS, the Trust desires to retain Northern and RCB Trust (the "Advisers") to render investment advisory services to the Current Portfolio as indicated below and the Advisers are willing to so render such services;

  NOW, THEREFORE, in consideration of the premises and mutual covenants here-inafter set forth, the parties hereto agree as follows:

    1. Appointment of Advisers.

      (a) The Trust hereby appoints the Advisers to act as investment ad-visers to the Current Portfolio for the period and on the terms herein set forth. The Advisers hereby accept such appointment and agree to render the services herein set forth for the compensation herein pro-vided.

      (b) In the event that the Trust establishes one or more portfolios other than the Current Portfolio with respect to which it desires to retain the Advisers to act as investment advisers hereunder, it shall notify the Advisers in writing. If the Advisers are willing to render such services under this Agreement they shall notify the Trust in writing whereupon such portfolio shall become a Portfolio hereunder and shall be subject to the provisions of this Agreement to the same extent as the Current Portfolio except to the extent that said provi-sions (including those relating to the compensation payable by the Trust to the Advisers) are modified with respect to such Portfolio in writing by the Trust and the Advisers at the time.

    2. Delivery of Documents. The Trust has delivered (or will deliver as soon as is possible) to the Advisers copies of each of the following docu-ments:

      (a) Agreement and Declaration of Trust dated as of July 15, 1982, together with all Amendments thereto (such Agreement and Declaration of Trust, as presently in effect and as amended from time to time, is herein called the "Trust Agreement"), copies of which are also on file with the Secretary of The Commonwealth of Massachusetts;

      (b) By-Laws of the Trust (such By-Laws, as presently in effect and as amended from time to time, are herein called the "By-Laws");

      (c) Administration Agreement between the Trust and its Administrator;

      (d) Distribution Agreement between the Trust and its Distributor;

      (e) Custodian Agreement between the Trust and its Custodian;

      (f) Transfer Agency Agreement between the Trust and its Transfer
    Agent;

      (g) The Trust's Unitholder Servicing Plan and related
    Servicing Agreements;

      (h) Prospectus and Statement of Additional Information for the Cur-rent Portfolio (such Prospectus and Statement of Additional Informa-tion, as presently in effect and as amended, supplemented and/or su-perseded from time to time, is herein called the "Prospectus" and "Statement of Additional Information," respectively); and

      (i) Post-Effective Amendment No. 34 to the Trust's Registration Statement on Form N-1A (No. 2-80543) under the Securities Act of 1933 (the "1933 Act") and Amendment No. 35 to the Trust's Registration Statement on such form (No. 811-3605) under the 1940 Act filed as a single document with the Securities and Exchange Commission (the "Com-mission") (such Registration

    Statement, as presently in effect and as amended from time to time, is herein called the "Registration Statement").

    The Trust agrees to promptly furnish the Advisers from time to time with copies of all amendments of or supplements to or otherwise current ver-sions of any of the foregoing documents not heretofore furnished.

    3. Duties of Advisers and Delegation.

      (a) Subject to the general supervision of the Trustees of the Trust, the Advisers shall provide for the management of the investment opera-tions of a Portfolio and the composition of a Portfolio's assets, in-cluding the purchase, retention and disposition thereof. In this re-gard, the Advisers shall provide for:

        (i) a continuous investment program for a Portfolio, the deter-mination from time to time of which investments or securities will be purchased, retained or sold by a Portfolio and which portion of the assets will be invested or held uninvested as cash, and the supervision of a Portfolio's assets; and

        (ii) the placement of orders for a Portfolio either directly with the issuer or with any broker and/or dealer or other persons who deal in the securities in which the Portfolio in question is dealing. Any person executing portfolio transactions or selecting brokers or dealers for a Portfolio shall use its best judgment to obtain the best overall terms available. In assessing the best overall terms available for any transaction, all factors deemed relevant may be considered, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasona-bleness of the commission, if any, both for the specific transac-tion and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the brokerage and research services (as those terms are defined in section 28(e) of the Securities Ex-change Act of 1934) provided to the Portfolio and/or other ac-counts over which an Adviser, sub-adviser and/or affiliate exer-cises investment discretion may be considered. In addition, any person executing portfolio transactions may, when it deems the purchase or sale of a security to be in the best interests of a Portfolio as well as other fiduciary or agency accounts managed by it, aggregate, to the extent permitted by applicable laws and reg-ulations, the securities to be sold or purchased in order to ob-tain best overall terms available execution. In such event, allocation of the secu-rities so purchased or sold, as well as the expenses incurred in the transaction, will be made in the manner considered to be most equitable and consistent with the fiduciary obligations owed to the Portfolio and to such other accounts.

      (b) The Advisers shall perform their duties under this Agreement ei-ther by taking such actions themselves or by delegating some or all of their duties to one or more sub-advisers pursuant to a written sub-ad-visory agreement or agreements. Each such sub-advisory agreement shall be approved by the Board of Trustees of the Trust and the unitholders of the Portfolio in accordance with and to the extent required by the 1940 Act or any rule or order of the SEC. The Advisers will be solely responsible for payment of any fees, compensation or expenses to any such sub-adviser under any such sub-advisory agreement, and a Portfo-lio shall have no liability therefor. Notwithstanding the delegation of any of their duties to any sub-adviser, the Advisers, subject to review and approval by the Board of Trustees of the Trust, shall:

        (i) set a Portfolio's overall investment strategies;

        (ii) monitor and evaluate the performance of sub-advisers;

        (iii) recommend to the Board of Trustees whether an agreement with any proposed or current sub-adviser should be approved, modi-fied or terminated;

        (iv) as deemed appropriate by the Advisers, allocate and re-al-locate a Portfolio's assets among sub-advisers; and

        (v) oversee compliance by a Portfolio's sub-advisers with the Portfolio's investment objective, policies and restrictions.

    4. Other Covenants.

      (a) The Advisers, in connection with their rights and duties with respect to a Portfolio,

        (i) shall use the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the con-duct of an enterprise of a like character and with like aims; and

        (ii) shall act in conformity with the Trust Agreement, By-Laws, Registration Statement, Prospectus and Statement of

      Additional Information and the instructions and directions of the Trustees of the Trust, and will use their best efforts to comply with and conform to the requirements of the 1940 Act and all other applicable federal and state laws, regulations and rulings.

      (b) The Advisers shall:

        (i) comply with all applicable Rules and Regulations of the SEC and will in addition conduct their activities under this Agreement in accordance with other applicable law; and

        (ii) maintain a policy and practice of conducting their invest-ment advisory services hereunder independently of the commercial banking operations of Northern and any of its affiliated banks. When investment recommendations are made for a Portfolio, the in-vestment advisory personnel will not inquire or take into consid-eration whether the issuer of securities proposed for purchase or sale for the Portfolio's account are customers of the commercial banking department of Northern or any of its affiliated banks.

      (c) The Advisers shall not, unless permitted by the SEC:

        (i) permit a Portfolio to execute transactions with the Advisers or Goldman, Sachs & Co.; or

        (ii) permit a Portfolio to purchase certificates of deposit of Northern or its affiliate banks, commercial paper issued by Northern's parent holding company or other securities issued or guaranteed by Northern, its parent holding company or their sub-sidiaries or affiliates.

      (d) The Advisers shall render to the Trustees of the Trust such pe-riodic and special reports as the Trustees may reasonably request.

      (e) The services of the Advisers hereunder are not deemed exclusive and the Advisers shall be free to render similar services to others (including other investment companies) so long as their services under this Agreement are not impaired thereby.

    5. Expenses. During the term of this Agreement, the Advisers shall pay all costs incurred by them in connection with the performance of their du-ties under this Agreement, other than the cost (including taxes, brokerage commissions and other transactions costs, if any) of securities purchased or sold for a Portfolio.

    6. Compensation.

      (a) For the services provided and the expenses assumed by the Advis-ers pursuant to this Agreement with respect to the Current Portfolio, the Trust shall pay as full compensation therefor an aggregate fee to the Advisers at an annual rate of 1.00% of the Current Portfolio's av-erage net assets.

      (b) The fee shall be computed based on net assets on each day and shall be paid to the Advisers monthly. Such fee as is attributable to a Portfolio shall be a separate charge to the Portfolio and shall be the several (and not joint or joint and several) obligation of the Portfolio.

    7. Books and Records. The Advisers agree to maintain, and preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act, such records as are required to be maintained by Rule 31a-1 of the Commis-sion under the 1940 Act (other than clause (b)(4) and paragraphs (c), (d) and (e) thereof). The Advisers further agree that all records which they maintain for the Trust are the property of the Trust and they shall sur-render promptly to the Trust any of such records upon the Trust's request.

    8. Indemnification.

      (a) The Trust hereby agrees to indemnify and hold harmless the Ad-visers, their directors, officers, and employees and each person, if any, who controls either of them (collectively, the "Indemnified Par-ties") against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject un-der the 1933 Act, the Securities Exchange Act of 1934 or other federal or state statutory law or regulation, at common law or otherwise, in-sofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

        (i) any untrue statement or alleged untrue statement of a mate-rial fact or any omission or alleged omission to state a material fact required to be stated or necessary to make the statements made not misleading in the Registration Statement, the Prospectus, the Statement of Additional Information, or any application or other document filed in connection with the qualification of the Trust or Units of the Trust under the Blue Sky or securities laws of any jurisdiction ("Application"), except insofar as such loss-es, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any such untrue statement or omis-sion or alleged untrue statement or omission either pertaining to a breach of the Advisers' du-ties in connection with this Agreement or made in reliance upon and in conformity with information furnished by, through or on be-half of the Advisers for use in connection with the Registration Statement, any Application, the Prospectus or the Statement of Ad-ditional Information; or

        (ii) subject to clause (i) above, the Advisers acting in accor-dance with the terms hereof;

    and the Trust shall reimburse each Indemnified Party for any legal or other expense incurred by such Indemnified Party in connection with investigating or defending any such loss, claim, damages, liability or action.

      (b) If the indemnification provided for in paragraph 8(a) is due in accordance with the terms of such paragraph but is for any reason held by a court to be unavailable from the Trust, then the Trust shall con-tribute to the aggregate amount paid or payable by the Trust and the Indemnified Parties as a result of such losses, claims, damages or li-abilities (or actions in respect thereof) in such proportion as appro-priate to reflect (i) the relative benefits received by the Trust and such Indemnified Parties in connection with the operation of the Trust, (ii) the relative fault of the Trust and such Indemnified Par-ties, and (iii) any other relevant equitable considerations. The Trust and the Advisers agree that it would not be just and equitable if con-tribution pursuant to this subparagraph (b) were determined by pro rata allocation or other method of allocation which does not take ac-count of the equitable considerations referred to above in this sub-paragraph (b). The amount paid or payable as a result of the losses, claims, damages or liabilities (or actions in respect thereof) re-ferred to above in this subparagraph (b) shall be deemed to include any legal or other expense incurred by the Trust and the Indemnified Parties in connection with investigating or defending any such loss, claim, damage, liability or action. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933
    Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

      (c) It is understood, however, that nothing in this paragraph 8 shall protect any Indemnified Party against, or entitle any Indemni-fied Party to indemnification against, or contribution with respect to, any liability to the Trust or its Unitholders to which such Indem-nified Party is subject, by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties, or by rea-son of a reckless disregard to its obligations and duties, under this Agreement or otherwise, to an extent or in a manner inconsis-tent with Section 17 of the 1940 Act.

    9. Duration and Termination. Insofar as the holders of Units represent-ing the interests in the Current Portfolio are affected by this Agree-ment, it shall continue, unless sooner terminated as provided herein, un-til April 30 of the year following the year first above written, and, in-sofar as the holders of Units representing the interests in each of the other Portfolios are affected by this Agreement, it (as supplemented by the terms specified in any notice and agreement pursuant to paragraph 1(b) hereof) shall continue (assuming approval by the initial holder(s) of Units of such Portfolio) until April 30 of the year following the year in which the Portfolio becomes a Portfolio hereunder, and with respect to each Portfolio thereafter shall continue automatically for periods of one year so long as each such latter continuance is approved at least annu-ally (a) by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons (as defined by the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding Units (as defined with re-spect to voting securities in the 1940 Act) representing the interests in such Portfolio; provided, however, that this Agreement may be terminated by the Trust as to any Portfolio at any time, without the payment of any penalty, by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding Units (as so defined) representing the in-terests in the Portfolio affected thereby on 60 days' written notice to the Advisers, or by the Advisers at any time, without the payment of any penalty, on 60 days' written notice to the Trust. This Agreement shall automatically and immediately terminate in the event of its assignment (as defined by the 1940 Act).

    10. Name of the Trust. Northern agrees that the name "The Benchmark" may be used in the name of each Portfolio and that such name, any related logos and any service marks containing the words "The Benchmark" may be used in connection with the Portfolio's business only for so long as this Agreement (including any continuance or amendment hereof) remains in ef-fect and that such use shall be royalty free. At such time as this Agree-ment shall no longer be in effect, each Portfolio shall cease such use. The Trust acknowledges that it has no rights to the name "The Benchmark," such logos or service marks other than those granted in this paragraph and that Northern reserves to itself the right to grant the nonexclusive right to use the name "The Benchmark," such logos or service marks to any other person, including, but not limited to, another investment company.

    11. Status of Advisers as Independent Contractors. The Advisers shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided herein or authorized by the Trustees of the Trust from time to time, have no authority to act for or represent the Trust in any way or otherwise be deemed agents of the Trust.

    12. Amendment of Agreement. This Agreement may be amended by mutual consent, but the consent of the Trust must be approved (a) by vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) by vote of a majority of the outstanding Units (as defined with respect to voting securities by the 1940 Act) represent-ing the interests in each Portfolio affected by such amendment.

    13. Unitholder Liability. This Agreement is executed by or on behalf of the Trust with respect to each Portfolio and the obligations hereunder are not binding upon any of the Trustees, officers or Unitholders of the Trust individually but are binding only upon the Trust and its assets and property. All obligations of the Trust under this Agreement shall apply only on a Portfolio-by-Portfolio basis, and the assets of one Portfolio shall not be liable for the obligations of another Portfolio.

    14. Miscellaneous. The Trust's Declaration of Trust as amended to date is on file with the Secretary of The Commonwealth of Massachusetts. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or oth-erwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be construed in accordance with applicable federal law and (except as to paragraph 13 hereof which shall be construed in ac-cordance with the laws of The Commonwealth of Massachusetts) the laws of the State of Illinois and shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors (subject to the last sentence of paragraph 9) and, to the extent provided in para-graph 8 hereof, each Indemnified Party. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon, any party to do anything in violation of any appli-cable laws or regulations. Any provision in this Agreement requiring com-pliance with any statute or regulation shall mean such statute or regula-tion as amended and in effect from time to time.

  IN WITNESS WHEREOF, the parties hereto have caused this instrument to be ex-ecuted as of the day and year first above written.

                            [SIGNATURES AND SEALS OMITTED]

                                APPENDIX E

PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF NORTHERN TRUST AS OF JUNE 30,
1997:

                                          PRINCIPAL OCCUPATION (IF
                                                    OTHER
                                             THAN OCCUPATION AS
                         POSITION WITH     OFFICER AND/OR DIRECTOR
NAME                     NORTHERN TRUST      OF NORTHERN TRUST)
----                     --------------   ------------------------
Gregg D. Behrens       Executive Vice     N/A
                        President
J. David Brock         Executive Vice     N/A
                        President
Duane L. Burnham       Director           Chairman and Chief
                                           Executive Officer,
                                           Abbott Laboratories
Dolores E. Cross       Director           President, Chicago State
                                           University
Susan Crown            Director           Vice President, Henry
                                           Crown and Company
Robert S. Hamada       Director           Professor of Finance and
                                           Dean, The University of
                                           Chicago Graduate School
                                           of Business
Barry G. Hastings      President, Chief   President, Chief
                        Operating Officer  Operating Officer and
                        and Director       Director, Northern Trust
                                           Corporation
Robert A. Helman       Director           Partner, Mayer Brown &
                                           Platt
Arthur L. Kelly        Director           Managing Partner, KEL
                                           Enterprises Ltd.
Frederick A. Krehbiel  Director           Chairman and Chief
                                           Executive Officer, Molex
                                           Incorporated
John V.N. McClure      Executive Vice     N/A
                        President
James J. Mitchell      Executive Vice     Executive Vice President,
                        President          Northern Trust
                                           Corporation
William G. Mitchell    Director           Retired Vice Chairman,
                                           Centel Corporation;
                                           Director, The Interlake
                                           Corporation and The
                                           Sherwin-Williams Co.
Edward J. Mooney       Director           Chairman, Chief Executive
                                           Officer and President,
                                           Nalco Chemical Company
J. Terrance Murray     Executive Vice     N/A
                        President
William A. Osborn      Chairman and Chief Chairman and Chief
                        Executive Officer  Executive Officer,
                                           Northern Trust
                                           Corporation
Sheila A. Penrose      Executive Vice     Executive Vice President,
                        President          Northern Trust
                                           Corporation

                                          PRINCIPAL OCCUPATION (IF
                                                   OTHER
                                             THAN OCCUPATION AS
                         POSITION WITH    OFFICER AND/OR DIRECTOR
NAME                     NORTHERN TRUST      OF NORTHERN TRUST)
----                     --------------   ------------------------
Perry R. Pero          Senior Executive   Senior Executive Vice
                         Vice President     President and Chief
                         and Chief          Financial Officer,
                         Financial          Northern Trust
                         Officer            Corporation
Peter L. Rossiter      Executive Vice     Executive Vice
                         President,         President, General
                         General Counsel    Counsel and Secretary,
                         and Secretary      Northern Trust
                                            Corporation
Harold B. Smith        Director           Chairman of the
                                            Executive Committee,
                                            Illinois Tool Works
                                            Inc.
William D. Smithburg   Director           Chairman, President and
                                            Chief Executive
                                            Officer, The Quaker
                                            Oats Company
James M. Snyder        Executive Vice     Executive Vice
                         President          President, Northern
                                            Trust Corporation
Mark Stevens           Executive Vice     Executive Vice
                         President          President, Northern
                                            Trust Corporation
Bide L. Thomas         Director           Retired President,
                                            Commonwealth Edison;
                                            Director, R.R.
                                            Donnelley & Sons
                                            Company and MYR Group
                                            Inc.
William S. Trukenbrod  Executive Vice     Executive Vice
                         President          President, Northern
                                            Trust Corporation
Jeffrey H. Wessel      Executive Vice     N/A
                         President

PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF RCB TRUST AS OF JUNE 30, 1997:

                                            PRINCIPAL OCCUPATION (IF
                                                      OTHER
                                               THAN OCCUPATION AS
                           POSITION WITH     OFFICER AND/OR DIRECTOR
NAME                         RCB TRUST            OF RCB TRUST)
----                       -------------    ------------------------
Edgar W. Barksdale, Jr.  Chairman,          President, Chief
                          President and      Executive Officer and
                          Chief Executive    Director, Northern Trust
                          Officer            Global Advisors, Inc.
                                             ("NTGA")
William H. Clarkin       Executive Vice     Executive Vice President,
                          President          NTGA
Harold B. Finn III       Director           Partner, Finn Dixon &
                                             Herling LLP
Marilyn R. Freeman       Executive Vice     Executive Vice President,
                          President          NTGA
William L. Green         Executive Vice     Executive Vice President,
                          President          NTGA
George F. Keane          Director           Retired Chief Executive
                                             Officer, Endowment
                                             Advisers and The Common
                                             Fund; Chairman, Trigen
                                             Energy; Director,
                                             Nicholas-Applegate
                                             Investment Trust, The
                                             Bramwell Funds and The
                                             Universal Bond Fund;
                                             Advisor, Associated
                                             Energy Managers; Member,
                                             Investment Advisory
                                             Committee of the New
                                             York State Common
                                             Retirement Fund;
                                             Chairman, Investment
                                             Committee of the United
                                             Negro College Fund and
                                             School, College and
                                             University Underwriters,
                                             Ltd.
Elizabeth A. Knope       Executive Vice     Executive Vice President,
                          President          NTGA
David M. Mace            Executive Vice     Executive Vice President,
                          President          NTGA
John J. Mackowski        Director           Retired Chairman and
                                             Chief Executive Officer,
                                             Atlantic Mutual
                                             Companies of New York;
                                             Director, Transatlantic
                                             Holdings Inc. and F.W.
                                             Woolworth Company
Eugene P. Markowski      Director,          Director, Executive Vice
                          Executive Vice     President, Treasurer,
                          President,         Secretary, Chief
                          Comptroller,       Financial Officer and
                          Treasurer,         Chief Operating Officer,
                          Secretary, Chief   NTGA
                          Financial Officer
                          and Chief
                          Operating Officer
Robert J. Russell        Executive Vice     Executive Vice President,
                          President          NTGA

                              THE BENCHMARK FUNDS

                                  [Fund Name]


     This proxy is solicited on behalf of the Board of Trustees of The Benchmark Funds for the Special Meeting of Unitholders (the "Meeting") to be held on September 2, 1997. The undersigned hereby appoints Nancy Mucker, John Mosior and Michael Richman, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all Units of the above-named investment portfolio of The Benchmark Funds which the undersigned holds of record on July 8, 1997 and is entitled to vote at the Meeting to be held at the offices of Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois, 60606 on September 2, 1997, at 9:30 a.m., Central Standard Time, and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Unitholders and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said Units as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

PLEASE SIGN AND DATE THE PROXY CARD, RETURN THE BOTTOM PORTION WITH YOUR VOTE IN THE ENCLOSED ENVELOPE AND RETAIN THE TOP PORTION. Place the ballot so that the return address, located on the reverse side of the mail-in stub, appears through the window of the envelope.

Please indicate your vote by an "X" in the appropriate box on the reverse side. This proxy, if properly executed, will be voted in the manner directed by the Unitholder. If no direction is made, this proxy will be voted FOR all Proposals. Please refer to the Proxy Statement for a discussion of the Proposals.



THE BENCHMARK FUNDS
PROXY SERVICES
P.O. BOX 9139
FARMINGDALE, NY  11735



TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [x]
BENCHM
KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
DETACH AND RETURN THIS PORTION ONLY
                                       For      Withhold    For All Except
                                       All         All

Vote on Directors

1.  Election of eight Trustees.         [_]         [_]          [_]



Richard G. Cline, Edward J. Condon, John W. English,
James J. Gavin, Jr., Sandra P. Guthman, Frederick T.
Kelsey, William H. Springer, Richard P. Strubel


INSTRUCTION:
To withhold authority to vote,

mark "For All Except" and
write the nominee's name
on the line below.

-----------------------------


Vote on Proposals                      For       Against      Abstain

2.  Ratification of the selection       [_]         [_]          [_]
    and Ernst & Young LLP as
    the independent auditors of
    the Trust for the fiscal year
    ending November 30, 1997.

3.  Approval of an Agreement            [_]         [_]          [_]
    and Plan of Reorganization.

4a. Approval of a new                   [_]         [_]          [_]
    fundamental investment
    policy regarding investments
    in other investment company
    securities.

4b. Approval of related                 [_]         [_]          [_]
    amendment to the Trust's
    Declaration of Trust.

5.  Approval of amendment to            [_]         [_]          [_]
    fundamental investment
    restriction on issuer
    diversification.  (Each
    Portfolio except
    International Bond
    Portfolio.)

6.  Approval of a new                   [_]         [_]          [_]
    investment advisory
    agreement with The
    Northern Trust Company
    and RCB Trust Company, a
    subsidiary of Northern
    Trust Global Advisors,
    Inc., which will allow the
    International Growth
    Portfolio to implement a
    "manager of managers"
    structure and enter into
    sub-advisory agreements in
    the future without obtaining
    further Unitholder
    approval. (International Growth
    Portfolio only.)

       Please sign exactly as your name appears on this proxy. If joint owners, EITHER may sign this proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

       -------------------------------------------------
                                            |
                                            |
       -------------------------------------------------
       Signature [Please Sign Within Box]      Date



       -------------------------------------------------
                                            |
                                            |
       -------------------------------------------------
       Signature [Joint Owners]                Date